UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-21237

                                                            Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                             46208
(Address of principal executive offices)    (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:   317-917-7000

Date of fiscal year end:         09/30

Date of reporting period:     09/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2011

Fund Adviser:

Pekin Singer Strauss Asset Management
21 S. Clark Street, Suite 3325
Chicago, IL 60603

Toll Free (800) 470-1029

www.appleseedfund.com

“Sometimes I wonder whether the world is run by smart people who are putting us on, or by imbeciles who really mean it.”

-Mark Twain-

Dear Appleseed Shareholder:

For stock market investors, the third quarter was both weak and unusually volatile.  Our performance yardstick, the S&P 500 Index, dropped 13.9% during the quarter.  Equally important, of the total 64 trading days in the third quarter, there were a stunning 29 days in which the market registered swings of 1% or greater (either up or down) from one day to the next.  For some investors, these day-to-day swings were nearly heart-stopping.  Year-to-date through September 30, 2011, the S&P 500 Index dropped 8.7%.

From its peak reached on May 2, 2011 to its trough on October 3, 2011, the market dropped nearly 19%.  The day-to-day roller coaster volatility most certainly compounded investor angst.  Of course, if one steps back to look at the big picture, much of the weak and volatile market should be unsurprising, given the gravity of the issues facing investors:

•
The European Central Bank (assisted by the IMF and the Federal Reserve) is frantically trying to keep its debt-ridden member countries (Greece, especially, but also Spain, Portugal, and perhaps Italy) from defaulting on their sovereign debt obligations.  The fear is that a default could trigger crippling capital charges by both European and U.S. banks who own CDS derivatives and bonds issued by European governments, and, in turn, potentially spark another financial crisis.  The European debt issue, regardless as to how it is addressed, likely will not end quickly or painlessly.

•
The U.S. economy has stalled at best and is likely in recession as we are writing this letter.  It may be that the only question to ask at this point is—“How long and how deep will it be?”  In effect, we may be facing another leg down now, even while unemployment and under-employment are both elevated at unacceptably high levels.  In addition, residential housing values are estimated to be 30% lower than their peak, and nearly 25% of all U.S. homeowners carry mortgages larger than the value of their homes.  Between mortgage loans, student loans, credit card loans, and auto loans, consumers are drowning in their debts.  It may seem surreal to some, but the stark reality is that a weak economy is turning weaker even while the near-term jobs and housing outlooks remain decidedly grim.

•
The so-called Arab Spring, begun following the self-immolation of an impoverished Tunisian produce seller nearly a year ago, has spread to Egypt, Libya, and other MENA countries, but early hope that democracy and the rule of law might be embraced has been displaced by the fear of uncertain and likely darker outcomes.  The prospect of ongoing instability looms large in the eyes of most Middle East observers.

•
Social unrest is spreading in Europe with austerity-related protests, and in the United States with the Occupy Wall Street movement.  We have said before that real, structural financial reform is a necessary prerequisite for economic growth.  We would add that structural reform is also a necessary prerequisite (but not the only prerequisite) for social stability.  With that said, we are hopeful that the Occupy Wall Street movement provides a much needed wake-up call for politicians and regulators to re-think their complacent stance towards fraud, conflicts of interest, and extreme levels of moral hazard in the banking sector.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

As governments, corporations, and consumers adjust to an environment where capital is constrained, natural resources are increasingly scarce, debt must be paid down or liquidated, and social unrest is mounting, we expect market volatility to remain high or even increase in coming years.  While heightened volatility can create attractive buying opportunities, particularly for disciplined investors, investors in today’s markets should be prepared to tighten their seat belts and hold on tight.

The Attractiveness of Equities versus Bonds

That U.S. equities have not been even weaker may be because traditional alternatives to the U.S. stock market are even less attractive to investors.  Facing economic recessions in the past, investors often protected their capital by simply shifting it to money market funds; but with short-term interest rates near-zero, that strategy has limited appeal.

Another safe harbor investors have used in the past has been the purchase of bonds.  The graph below shows the yields and the prices of the 10-Year U.S. Treasury bond from 1971-2011.

*Note: Since 1978 there have been five recessions—1/80-7/80, 7/81-11/82, 7/90-3/91, 3/01-11/01 and 12/07-6/09.

Not only has the interest rate (the blue line) for the 10-Year Treasury dropped dramatically from its peak thirty years ago, but its decline accelerated during each recession.  And because bond prices move inversely with yields, bond prices (the red line) increased commensurately from their depth in 1981, increasing more rapidly during each recession.

In the three decades that have passed since 1981, investors have experienced the biggest bond bull market in history.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

In a search for perceived safe havens for their liquid capital in the current weak and uncertain economy, investors have continued to buy bonds, pushing prices further up and yields down.  The result is that the yield of the 10-Year Treasury bond recently fell below 2.0% to 1.7% for the first time since the middle of 1950.  (It is 2.1% as this time.)  Let’s be clear---that is a return to investors of a bit over TWO percent each year for the next TEN years!!  Despite the fact that the U.S. lost its AAA credit rating, risk-averse investors continue to use the shelter of Treasuries and the balance of the bond market to shield their capital.  To the extent that inflation averages more than 2.1%, buying Treasury bonds with a 10-year maturity will result in a negative real rate of return.  (FYI--inflation in the past 10 years, as measured by the CPI, averaged 2.9% per year, and the CPI is currently at 3.8%.)

Of course, the Federal Reserve also has had a heavy hand in pushing interest rates down.  In attempting to breathe life into the economy, the Federal Reserve purchased short-dated U.S. Treasury securities (pushing prices up and driving down short-term interest rates) for much of the past three years, just as it did in prior recessions.  The strategy was designed to make money cheaper, thus stimulating business investment in plant and equipment and by the consumer in housing.  While money did get cheaper, this time the strategy achieved its intended goal of stimulating the economy only modestly and only briefly.  Having driven down short term rates to near-zero, the Fed’s latest tactic (dubbed “Operation Twist”) to stimulate the economy has been to purchase long-dated Treasuries putting more downward pressure on long-term bond interest rates.

With money market funds and bonds offering a zero or near-zero return (a negative real rate of return, after adjusting the nominal return for inflation), we expect that equities are likely to outperform bonds over the next ten years.  The dividend yield of the S&P 500 Index is presently 2.4%.  Not since 1958 has the dividend yield on the S&P 500 exceeded the interest yield on the 10-Year Treasury bond (except for a brief period of six months during the 2008 financial crisis).  What this means is that, in our opinion, there is a high probability that, notwithstanding all of the macro headwinds presently facing the economy, the S&P 500 Index should outperform the 10-Year Treasury bond over the next 10 years, even if the price level of the S&P 500 Index is unchanged!!!  Of course, to the extent that the S&P 500 increases, stocks should outperform Treasuries and likely most other investment grade, long-dated bonds as well.  The obvious catch here is that stock prices are considerably more volatile and vulnerable to shocks to the financial system and the health of the economy.  Long-term, however, investors have to be alert to the relative superior long-term value of stocks vs. bonds.

Gold in a Bubble?  We think not.

From its price peak of $1,920 per troy ounce, reached briefly in early-September, to its recent trough in late-September at about $1,600/ounce, gold corrected by almost 17%.  Inevitably, the question “Is gold in a bubble, and, if so, has the bubble burst?” is again being asked.  With this in mind, but recognizing that the future is unknowable, we thought we would share with you why we think the price of gold has not yet reached the level of a bubble--

•
Price corrections do not necessarily mean that a bubble exists.  While the price of gold has risen each year since 2000, and increased sevenfold in eleven years from its trough price, no market goes straight up indefinitely.  Corrections will occur from time to time, for one reason or another.  For example, the price of gold dropped 30% from its peak in 2008, but, by the end of the year, it had recovered sufficiently to end higher than it began the year.  In the early 1970s, gold dropped by 50% just before it increased eightfold.

•
Another way to look at the price of gold is that it has not gone up in value so much as fiat currencies are going down in value.  Many of the world’s central banks are flooding the market with liquidity and in the process are succeeding in devaluing their currencies.  It is important to remember that inflation, as often as not, is a strategy designed by central banks to reduce the real value of financial obligations.  Because gold cannot be printed like other currencies, its value denominated in fiat currencies has increased.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

•
With interest rates at historic lows, particularly after adjusting for inflation, the “opportunity cost” of owning gold is quite low. Negative real interest rates are generally very favorable for gold prices (and for the development of financial bubbles).  In the current environment, the Federal Reserve is showing no signs of tightening liquidity and/or raising interest rates, even with the Consumer Price Index currently at 3.8%.

•
Gold remains under-owned by most central banks. Central banks around the world have stopped selling gold, and, beginning two years ago, started purchasing gold as a portfolio hedge against their fiat currency foreign reserves.  Recent buyers of gold include the central banks of China, India, Russia, South Korea, and Mexico.  We view these recent purchases as an important sign that the current monetary system as it currently exists may be starting to unravel.

In the final analysis, because gold does not generate earnings, cash flow, or dividends, its value is difficult to discern.  But, using past history as a guide, gold in relation to other assets, such as oil, the market value of the S&P 500, the value of all global financial assets, the U.S. money supply, etc., is still considerably undervalued, even at $1,900 per ounce, although not as undervalued as it once was.  Our view is that gold remains in a bull market, subject to periodic corrections, but it is not yet in bubble territory.  For all of these reasons, we continue to maintain our gold position as a portfolio hedge.

Aside from a substantial rise of the price of gold, you ask, is there anything else that could give us pause about our decision to continue to own gold?  Of course, a (sustained) strong dollar would certainly give us pause, but that seems unlikely since the current focus of policy is to weaken the dollar to drive exports, curb imports, and depreciate the value of our debts.  To be sure, as compelling investment opportunities in the equity markets surface, we will reduce our gold exposure to generate the cash to effect those purchases.

Appleseed Fund

The Appleseed Fund ended its fiscal year generating a return (+0.7%) that slightly underperformed its benchmark, the S&P 500 Index (+1.1%).  We have been defensively positioned throughout, which is why the Fund underperformed the market significantly when the market surged during the December quarter, and similarly is why the Fund outperformed significantly during the market’s steep decline during the September quarter.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

For the year ended September 30, 2011, the gross expense ratio of the Fund’s Investor Class is 1.64%, and the net expense ratio after contractual fee waivers is 1.31%, as disclosed in the Fund’s prospectus. The adviser has contracted with the Fund to waive fees to maintain a 1.24% expense ratio for shareholders of the Fund (excluding indirect expenses) through February 2012.

A Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1–800–470–1029.

During the past twelve months, the equity holdings which have been the most significant positive contributors to the Fund’s returns have been PetSmart (PETM), K-Sea Transportation (KSP), Pfizer (PFE), and Dr. Ci: Labo (Tokyo: 4924).  Of this group, the only holding mentioned that the Fund continues to own is Dr. Ci: Labo, a Japanese direct marketer of paraben-free skin care products.  Dr. Ci: Labo’s stock remains undervalued even after its recent run-up.  In addition to our stocks, the Fund’s gold bullion trusts have also performed well over the past twelve months.  The most significant detractors to the Fund’s performance during the past twelve months have been Sealed Air (SEE), Pico Holdings (PICO), John B. Sanfilippo (JBSS), and Nabors (NBR).  With all four of these stocks, we believe that their recent price declines are temporary.  In the case of Sealed Air, there has been selling pressure on the stock as the company’s largest shareholder, displeased with the company’s recent acquisition of Diversey Holdings, has been selling his position.  Sealed Air’s stock, which was previously inexpensive, in our opinion, became even more inexpensive, and we have increased our position accordingly.

During the market decline of the past three months, we have added several new positions to the Fund’s portfolio, including Staples (SPLS), a leading office products supplier, SK Telecom (SKM), the dominant wireless telecom provider in South Korea, and Weyerhaeuser (WY), an owner and manager of U.S. timberlands.  Each of these high quality companies is significantly undervalued, and each provides the Fund with a healthy dividend while we wait for the market to recognize their intrinsic values.  In addition, we have a number of other companies which we would like to buy and are close to buying should the market get cheaper.  We have significant capital sitting on the side right now waiting to be deployed for the right opportunities.

Housekeeping

The Appleseed Fund recently underwent a proxy vote in an attempt to ratify our past management agreement with the Board and to approve our current management agreement.  We are pleased to say that the vote passed during our shareholder meeting held on October 10th.  We want to thank all of you who took the time to vote your proxies in favor of the proposed resolutions.  For those of you who were confused by the letters and phone calls of our proxy solicitor, the Altman Group, we sincerely apologize.  It was not our intent to cause confusion.

We also want to remind you that we have an Institutional share class (APPIX) which is now available on many platforms at a reduced annual net expense rate of 0.99%.  If you have an investment in your portfolio exceeding $100,000, or if you are an adviser whose combined clients’ investments exceed $100,000, you should be able to convert your Investor shares (APPLX) to Institutional shares (APPIX).

Thank you for your continued support and trust in our ability to manage your Appleseed Fund investment.

Sincerely,

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-470-1029. At the end of the Fund’s reporting period on September 30, 2011, Sealed Air (SEE) represented 6.1%, K-Sea Transportation (KSP) represented 0.0%, Pfizer (PFE) represented 0.0%, PetSmart (PETM) represented 0.0%, Dr. Ci:Labo (Tokyo:4924) represented 5.2%, Pico Holdings (PICO) represented 3.5%, John B. Sanfilippo (JBSS) represented 2.5%, Nabors (NBR) represented 3.8%, SK Telecom represented 4.9%, Staples (SPLS) represented 2.0%, and Weyerhaeuser (WY) represented 0.4% of the Fund’s net assets, respectively.

The S&P 500 Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's prospectus by calling 1-800-470-1029.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208 (Member FINRA).

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The Investor Class commenced operations on December 8, 2006.  The Institutional class commenced operations on January 31, 2011 and has been opened less than one full year; accordingly, the return is shown at the cumulative rate.
*** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

 The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

Investments Results – continued (Unaudited)

Comparison of the Growth of a $10,000 Investment in the
Appleseed Fund - Investor Class, Institutional Class, and the S&P 500 Index
Appleseed Fund - Investor Class $13,002
S&P 500 Index - $8,913
Appleseed Fund - Institutional Class $9,809
Inception Date - Investor Class 12/08/2006
Inception Date - Institutional Class 1/31/2011
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Value
$13,002
$9,809
$8,913
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Date

The chart above assumes an initial investment of $10,000 made on December 8, 2006 for the Investor Class and January 31, 2011 for the Institutional Class (commencement of Fund operations) and held through September 30, 2011. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029.  The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing.  The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

Fund Holdings – (Unaudited)

    1As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management.  The investment objective of the Appleseed Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2011 to September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Appleseed Fund - Investor Class	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period April 1, 2011 –September 30, 2011*
Actual	$1,000.00	$915.99	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.27

*Expenses are equal to the Investor Class annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Appleseed Fund - Institutional Class	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period April 1, 2011 – September 30, 2011*
Actual	$1,000.00	$917.53	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.12	$5.00

*Expenses are equal to the Institutional Class annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Appleseed Fund
Schedule of Investments
September 30, 2011

Common Stocks - 63.69%	Shares	Fair Value

Business Services - 2.02%
Staples, Inc.	275,050	$3,658,165

Consumer Staples - 11.83%
Dr. Ci:Labo Co., Ltd. (b)	1,443	9,379,126
Female Health Company / The	37,600	153,408
Hanesbrands, Inc. (a)	293,975	7,352,315
John B. Sanfilippo & Son, Inc. (a) (i)	564,175	4,502,117
		21,386,966

Energy - 7.83%
Nabors Industries, Ltd. (a)	563,350	6,906,671
Noble Corp.	247,193	7,255,115
		14,161,786

Financials - 5.27%
Annaly Capital Management, Inc. (c)	36,000	598,680
Willis Group Holdings PLC	259,550	8,920,734
		9,519,414

Health Care Services - 3.33%
Albany Molecular Research, Inc. (a)	965,060	2,721,469
PDI, Inc. (a)	491,099	3,290,363
		6,011,832

Industrials - 7.02%
Asahi Glass Company, Ltd. (b)	336,000	3,321,640
Mabuchi Motor Co., Ltd. (b)	200,200	9,376,258
		12,697,898

Materials - 6.10%
Sealed Air Corp.	660,909	11,037,180

Pharmaceuticals - 8.73%
Johnson & Johnson	56,900	3,625,099
Novartis AG (d)	218,150	12,166,225
		15,791,324

Real Estate - 3.89%
Pico Holdings, Inc. (a)	308,361	6,324,484
Weyerhaeuser Co. (c)	45,000	699,750
		7,024,234

Technology - 2.74%
Rohm Company, Ltd. (b)	94,000	4,951,220

Telecommunication Services - 4.93%
SK Telecom Co., Ltd. (d)	633,400	8,911,938

TOTAL COMMON STOCKS (Cost $125,602,286)		115,151,957

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Schedule of Investments - continued
September 30, 2011

Gold Trusts - 16.71%	Shares	Fair Value

Central Gold Trust (a) (f) (g)	91,992	$5,871,849
ETFS Gold Trust (a) (e)	23,500	3,785,615
iShares Gold Trust (a) (e)	151,000	2,390,330
SPDR Gold Trust (a) (e)	40,700	6,433,856
Sprott Physical Gold Trust (a) (f) (g)	836,710	11,739,041

TOTAL GOLD TRUSTS (Cost $23,893,160)		30,220,691

	Principal
Certificates of Deposit - 1.11%	Amount

One California Bank, 0.17%, 12/08/2011	$501,445	501,445
Pacific Coast Bank, 0.20%, 10/14/2011	250,000	250,000
Self-Help Federal Credit Union, 0.75%, 11/30/2011	250,000	250,000
Self-Help Federal Credit Union, 0.75%, 11/30/2011	250,000	250,000
University Bank, 0.25%, 10/06/2011	750,000	750,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $2,001,445)		2,001,445

Money Market Securities - 19.85%	Shares

Federated Government Obligations Fund - Institutional Shares, 0.01% (h)	35,894,914	35,894,914

TOTAL MONEY MARKET SECURITIES (Cost $35,894,914)		35,894,914

TOTAL INVESTMENTS (Cost $187,391,805) - 101.36%		$183,269,007

Liabilities in excess of other assets - (1.36%)		(2,452,086)

TOTAL NET ASSETS - 100.00%		$180,816,921

(a) Non-income producing
(b) Japanese Security
(c) Real Estate Investment Trust
(d) American Depositary Receipt
(e) Exchange-Traded Fund
(f) Closed-End Mutual Fund
(g) Passive Foreign Investment Company
(h) Variable rate security; the money market rate shown represents the rate at September 30, 2011.
(i) Affiliated issuer as defined in The Investment Company Act of 1940; the Fund holds 5% or more of the outstanding voting shares of the security.

Investments in affiliates
	Beginning Shares	Additions	Reductions	Ending Shares	Dividend Income	Value of affiliates at 9/30/11
John B. Sanfilippo & Son, Inc.	567,555	76,920	(80,300)	564,175	$-	$4,502,117

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Futures Contracts
September 30, 2011

Short Futures Contracts	Number of (Short)	Underlying Face Amount at	Unrealized Appreciation
	Contracts	Fair Value	(Depreciation)

Japanese Yen Currency Futures Contract December 2011	(143)	$(23,214,263)	$22,829

Total Short Futures Contracts			$22,829

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Assets and Liabilities
September 30, 2011

Assets
Investments in securities, at fair value:
Unaffiliated issuers (Cost $182,412,935)	$178,766,890
Affiliated issuers (Cost $4,978,870)	4,502,117
Cash	155,244
Cash held at broker (a)	572,000
Receivable for investments sold	661,357
Receivable for fund shares purchased	155,747
Dividends receivable	306,039
Prepaid expenses	21,812
Interest receivable	1,216
Receivable for net variation margin on futures contracts	110,825
Total assets	185,253,247

Liabilities
Payable to Adviser (b)	46,878
Payable for investments purchased	4,160,571
Payable for fund shares redeemed	120,532
Payable for Administration Plan fees, Investor Class (b)	35,536
Payable to administrator, fund accountant, and transfer agent	37,151
Payable to custodian	4,600
Payable to trustees and officers	780
Other accrued expenses	30,278
Total liabilities	4,436,326

Net Assets	$180,816,921

Net Assets consist of:
Paid in capital	$176,095,995
Accumulated undistributed net investment income (loss)	(321,810)
Accumulated undistributed net realized gain (loss) from investment transactions	9,158,290
Net unrealized appreciation (depreciation) on:
Investment securities	(4,122,798)
Futures contracts	22,829
Foreign currency translation	(15,585)

Net Assets	$180,816,921

Net Assets: Investor Class	$168,960,816

Shares outstanding (unlimited number of shares authorized)	13,712,977

Net asset value and offering price per share	$12.32

Redemption price per share ($12.32 * 98%) (c)	$12.07

Net Assets: Institutional Class	$11,856,105

Shares outstanding (unlimited number of shares authorized)	960,153

Net asset value and offering price per share	$12.35

Redemption price per share ($12.35 * 98%) (c)	$12.10

(a) Cash used as collateral for futures contract transactions.
(b) See Note 5 in the Notes to the Financial Statements
(c) The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Operations
For the fiscal year ended September 30, 2011

Investment Income
Dividend income (net of withholding tax $48,157)	$2,356,942
Interest income	11,731
Total Income	2,368,673

Expenses
Investment Adviser fee (a)	1,593,256
Administration plan fee, Investor Class (a)	275,630
Administration expenses	109,945
Transfer agent expenses	107,144
Legal expenses	63,748
Fund accounting expenses	51,859
Registration expenses	44,583
Custodian expenses	26,397
Printing expenses	19,595
Auditing expenses	16,800
Trustee expenses	8,923
CCO expenses	7,808
Miscellaneous expenses	7,061
24f-2 expenses	5,849
Insurance expenses	4,531
Pricing expenses	1,730
Total Expenses	2,344,859
Less: Fees waived & expenses reimbursed by Adviser (a)	(380,938)
Net operating expenses	1,963,921
Net Investment Income	404,752

Realized & Unrealized Gain (Loss) on Investments
Distributions of long-term capital gains received from underlying investments	17,204
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	9,689,932
Investment securities - affiliated issuers	(507,681)
Foreign currency translations	58,969
Futures contracts	(208,688)
Change in unrealized appreciation (depreciation) on:
Investment securities	(12,590,873)
Foreign currency translations	(15,585)
Futures contracts	22,829
Net realized and unrealized gain (loss) on investment securities
foreign currency translations, & futures contracts	(3,533,893)
Net increase (decrease) in net assets resulting from operations	$(3,129,141)

(a) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statements of Changes In Net Assets

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
Operations
Net investment income (loss)	$404,752	$619,133
Distributions of Long-term capital gains received from underlying investments	17,204
Net realized gain (loss) on investment securities, foreign currency translations, & futures contracts	9,032,532	1,367,066
Change in unrealized appreciation (depreciation) on investment securities	(12,583,629)	2,135,486
Net increase (decrease) in net assets resulting from operations	(3,129,141)	4,121,685

Distributions
From net investment income, Investor Class	(1,231,390)	(157,104)
From net realized gains, Investor Class	(1,218,683)	(183,941)
Total distributions	(2,450,073)	(341,045)

Capital Share Transactions - Investor Class
Proceeds from Fund shares sold	124,077,416	143,692,801
Proceeds from redemption fees collected (a)	25,281	108,316
Reinvestment of distributions	2,320,676	329,276
Amount paid for Fund shares redeemed	(78,477,301)	(78,129,707)
Net increase (decrease) in net assets resulting from
Investor Class capital share transactions	47,946,072	66,000,686

Capital Share Transactions - Institutional Class (b)
Proceeds from Fund shares sold	13,210,197	-
Proceeds from redemption fees collected (a)	7,682	-
Amount paid for Fund shares redeemed	(453,963)	-
Net increase (decrease) in net assets resulting from
Institutional capital share transactions	12,763,916	-

Total Increase (Decrease) in Net Assets	55,130,774	69,781,326

Net Assets
Beginning of period	125,686,147	55,904,821

End of period	$180,816,921	$125,686,147

Accumulated undistributed net investment (loss)
included in net assets at end of period	$(321,810)	$598,782

Capital Share Transactions - Investor Class
Shares sold	9,463,054	11,568,195
Shares issued in reinvestment of distributions	181,303	26,420
Shares repurchased	(6,024,186)	(6,381,581)

Net increase (decrease) in Investor Class shares outstanding	3,620,171	5,213,034

Capital Share Transactions - Institutional Class (b)
Shares sold	995,387	-
Shares repurchased	(35,234)	-

Net increase (decrease) in Institutional Class shares outstanding	960,153	-

(a) The Fund charges a 2% redemption fee on shares redeemed within 90 calendars days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.
(b) For the period January 31, 2011 (Commencement of the Institutional Class) through September 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund - Investor Class
Financial Highlights
(For a share outstanding during each period)

	Year ended		Year ended		Period ended		Year ended		Period ended
	September 30, 2011		September 30, 2010		September 30, 2009	(a)	November 30, 2008		November 30, 2007	(b)

Selected Per Share Data:
Net asset value, beginning of period	$12.45		$11.46		$7.44		$9.85		$10.00
Income from investment operations:
Net investment income (loss)	0.04		0.07	(c)	0.07	(c)	0.22	(c)	0.12
Net realized and unrealized gain (loss) on investments	0.06	(n)	0.95		4.04		(2.46)		(0.26)
Total from investment operations	0.10		1.02		4.11		(2.24)		(0.14)

Less distributions to shareholders:
From net investment income	(0.12)		(0.02)		(0.09)		(0.17)		(0.02)
From net realized gain	(0.11)		(0.02)		-		-	(d)	-
Total distributions	(0.23)		(0.04)		(0.09)		(0.17)		(0.02)

Paid in capital from redemption fees	-	(e)	0.01		-	(e)	-	(e)	0.01

Net asset value, end of period	$12.32		$12.45		$11.46		$7.44		$9.85

Total Return (f)	0.74%		9.03%		55.95%	(g)	(23.07)%		(1.33)%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$168,961		$125,686		$55,905		$8,992		$6,501
Ratio of net expenses to average net assets (l)	1.24%	(m)	1.24%		1.17%	(h)(k)	0.90%		0.90%	(h)
Ratio of net expenses to average net assets
before reimbursement & federal income taxes (l)	1.48%		1.32%		2.02%	(h)	3.09%		3.52%	(h)(i)
Ratio of net investment income (loss) to
average net assets (l)	0.25%		0.54%		0.87%	(h)	2.40%		1.40%	(h)
Ratio of net investment income (loss) to
average net assets before reimbursement & federal income taxes (l)	0.01%		0.46%		0.02%	(h)	0.21%		(1.22)%	(h)(j)
Portfolio turnover rate	68.05%		61.48%		40.54%	(g)	127.63%		27.07%	(g)

(a) The Fund's Board of Trustees elected to change its fiscal year end from November 30 to September 30.
The information presented is from December 1, 2008 through September 30, 2009.
(b) For the period December 8, 2006 (the date the Fund commenced operations) through November 30, 2007.
(c) Net investment income per share is based on average shares outstanding during the period.
(d) Net realized gain distributed amounted to less than $0.005 per share.
(e) Redemption fees resulted in less that $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) Annualized.
(i) The expense ratio before reimbursements includes income taxes of .09% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(j) The net investment income (loss) ratio includes income tax expense of (.09)% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(k) Effective April 1, 2009, the Adviser has contractually agreed to cap the Fund's expenses at 1.24%. Prior to April 1,
2009, the Fund's expense cap was 0.90%.
(l) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(m) Effective January 28, 2011, the Adviser has contractually agreed to cap the Fund's expenses at 0.99% excluding fees paid pursuant to an Administrative Services Plan. Prior to January 28, 2011, the Fund's expense cap was 1.24%. Also effective January 28, 2011, the Fund adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Investor Class shares.
(n) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund - Institutional Class
Financial Highlights
(For a share outstanding during the period)

	For the
	Period Ended
	September 30, 2011	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.59

Income from investment operations:
Net investment income	0.05	(c)
Net realized and unrealized gain (loss) on investments	(0.30)
Total from investment operations	(0.25)

Paid in capital from redemption fees	0.01

Net asset value, end of period	$12.35

Total Return (b)	(1.91)%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$11,856
Ratio of expenses to average net assets (f)	0.99%	(e)
Ratio of expenses to average net assets
before waiver and reimbursement (f)	1.34%	(e)
Ratio of net investment income (loss) to
average net assets (f)	0.58%	(e)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement (f)	0.23%	(e)
Portfolio turnover rate	68.05%	(d)

(a) For the period January 31, 2011 (commencement of operations) through September 30, 2011.
(b) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Net investment income per share is based on average shares outstanding during the period.
(d) Not annualized.
(e) Annualized.
(f) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 1.  ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment Adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”).  The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class.  Investor shares were first offered to the public on December 8, 2006; and Institutional shares were first offered to the public on January 31, 2011.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.  The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified.  As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the fair values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent to the amounts actually received or paid.  Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

As of and during the fiscal year ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).  Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date.  The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available.  Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed with 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.  For the year ended September 30, 2011, the Fund made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated Undistributed	Accumulated Net Realized
	Paid in Capital	Net Investment Loss	Gain from Investments
Appleseed Fund	$(34,244)	$(93,954)	$128,198

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique).  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, exchange-traded funds, American Depositary Receipts, limited partnerships, real estate investment trusts, gold trusts, and closed-end funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded and when the market is considered active will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$115,151,957	$-	$-	$115,151,957

Gold Trusts	30,220,691	-	-	30,220,691

Certificates of Deposit	-	2,001,445	-	2,001,445

Money Market Securities	35,894,914	-	-	35,894,914

Total	$181,267,562	$2,001,445	$-	$183,269,007
 * Refer to Schedule of Investments for industry classifications.

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Short Futures Contracts*	$22,829	$-	$-	$22,829

Total	$22,829	$-	$-	$22,829
    *The amount shown represents the gross unrealized appreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the time of transfer.  There were no transfers between all levels as of September 30, 2011. The amount of transfers in/out are reflected at the securities’ fair value on the date of transfer.

NOTE 4. DERIVATIVE TRANSACTIONS

Currency Futures Contracts – The Appleseed Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal year.  A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates.  Cash held at broker as of September 30, 2011 is held for collateral for futures transactions and is restricted from withdrawal.

The following tables present a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of September 30, 2011 and the effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011.

At September 30, 2011:

Derivatives	Location of Derivatives on Statements of Assets & Liabilities

Short currency futures contracts	Receivable for net variation margin on futures contracts	$110,825

For the fiscal year ended September 30, 2011 :
Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Sold Short	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk: Short currency futures contracts	Net realized and unrealized gain (loss) on currency futures contracts	243	100	$(208,688)	$22,829

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2011, before the waiver described below, the Adviser earned a fee of $1,593,256 from the Fund.  The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through February 29, 2012, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.99% of the Fund’s average daily net assets.  Prior to January 28, 2011, the Fund’s expense cap was 1.24%.  For the fiscal year ended September 30, 2011, the Adviser waived fees of $380,938.  At September 30, 2011, the Adviser was owed $46,878 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2011 are as follows:

	Recoverable through		Recoverable through
Amount	November 30,	Amount	September 30,

$163,135	2011	$152,291	2012
		$91,650	2013
		$380,938	2014

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended September 30, 2011, HASI earned fees of $109,945 for administrative services provided to the Fund.  At September 30, 2011, the Fund owed HASI $10,484 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal Distributor and Huntington National Bank, the former custodian of the Fund’s investments.  Effective July 15, 2011, U.S. Bank serves as the Fund’s custodian.  Prior to July 15, 2011, Huntington National Bank served as the Fund’s custodian.  For the fiscal year ended September 30, 2011, Huntington National Bank earned fees of $20,423 and U.S. Bank earned fees of $5,974 for custody services provided to the Fund.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2011, HASI earned fees of $107,144 from the Fund for transfer agent services. For the fiscal year ended September 30, 2011, HASI earned fees of $51,859 from the Fund for fund accounting services.  At September 30, 2011, the Fund owed HASI $21,886 for transfer agent services and $4,781 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended September 30, 2011. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such person may be deemed to be affiliates of the Distributor.

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Effective January 28, 2011, the Fund has adopted an Administrative Services Plan Fee with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor.  Financial intermediaries eligible to receive payments under the Administrative Services Plan Fee include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.  For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the assets of the Investor Class’ assets on an on-going basis.  For the fiscal year ended September 30, 2011, the Investor Class incurred Service fees of $275,630.  At September 30, 2011, $35,536 was owed to the Adviser.

NOTE 6.  INVESTMENT TRANSACTIONS

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan prior to January 31, 2012.

For the fiscal year ended September 30, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases

U.S. Government Obligations	$-
Other	133,441,247
Sales
U.S. Government Obligations	$-
Other	87,317,481

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 6.  INVESTMENT TRANSACTIONS - continued

At September 30, 2011, the appreciation (depreciation) of investments for tax purposes, excluding futures contracts, was as follows:

Amount
Gross Appreciation	$13,946,801
Gross (Depreciation)	(19,681,544)
Net Appreciation
(Depreciation) on Investments	$(5,734,743)

At September 30, 2011, the aggregate cost of securities for federal income tax purposes, was $189,003,750.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At September 30, 2011, Charles Schwab & Co., for the benefit of its customers, owned 26.16% of the Investor class.  As a result, Charles Schwab & Co. may be deemed to control the Investor class.  At September 30, 2011, Charles Schwab & Co., for the benefit of its customers, owned 42.49% of the Institutional Class, while National Financial Services owned 34.47% of the Institutional class.  As a result, Charles Schwab & Co and National Financial Services may be deemed to control the Institutional Class.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2010, an income dividend of $0.1163 per share was made to shareholders of record on December 22, 2010.

On December 23, 2010, a long-term capital gain of $0.1151 per share was made to shareholders of record on December 22, 2010.

The tax characterization of distributions for the fiscal periods ended September 30, 2011 and 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary Income	$1,231,390	$331,387
Long-term Capital Gain	$1,218,683	$9,658
	$2,450,073	$341,045

Appleseed Fund
Notes to the Financial Statements
September 30, 2011

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS - continued

At September 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,054,681
Undistributed long-term capital gains	7,393,717
Unrealized appreciation (depreciation)	(5,734,743)

$4,713,655

At September 30, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, and basis adjustments for investments in grantor trusts and passive foreign investment companies.

NOTE 10.  CAPITAL LOSS CARRYFORWARDS

As of September 30, 2011, the Fund does not have available any capital loss carryforwards.

NOTE 11. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending September 30, 2011.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of these financial statement notes.

NOTE 12.  SUBSEQUENT EVENTS

The Shareholders of the Fund voted to approve the management agreement of the Fund at a special shareholder meeting on October 10, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Appleseed Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Appleseed Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleseed Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 29, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of the Investment Committee for the Diana Davis Spencer Foundation since October 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *   The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** The Trust currently consists of 25 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** The Trust currently consists of 25 series.
 *** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-470-1029 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISER
Pekin Singer Strauss Asset Management, Inc.
21 S. Clark Street, Suite 3325
Chicago, IL  60603

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

IRON FUNDS

Annual Report

IRON Strategic Income Fund

September 30, 2011

Institutional Share Class	IFUNX
Investor Share Class	IRNIX

(877) 322- 0575

WWW.IRONFUNDS.COM

It is with great pride that we begin our sixth year managing the institutional share class of the Iron Strategic Income Fund ("Fund").  Our goal is to manage the Fund in a way to produce the best possible risk adjusted return over long term market cycles.  Since the inception of the Fund, we have maintained higher returns, lower standard deviation and a higher Sharpe ratio than that of our benchmark, the Merrill Lynch High Yield Master II Index ("Index").

Derivatives have played an integral role in managing the Fund since its inception.  Specifically, derivatives have helped improve our ability to adjust the Fund's exposure to the high yield market.  Our derivatives use has primarily been in the form of buying protection on the high yield credit default swap index.  This often proves to be a less expensive and more expedient tool for reducing the Fund's high yield exposure rather than selling our current holdings.

Since the Fund’s inception, a significant measure of outperformance has been in the Fund's drawdown compared to the Index (drawdown can be described as the largest percentage decline from peak to trough).  By strategically adjusting our exposure to the market, we have been able to limit the Fund's largest drawdown, which occurred in 2008, to almost a third of that of the Index (-12.75% vs -34.99%).  While it is our belief that a capital preservation focused high yield strategy leaves investors better off in the long run, we understand this opportunity does not come without its costs.  In return for this lower volatility and more stable returns, we willingly sacrifice outperforming our benchmark in very strong markets.  While this strategy may keep the Fund from hitting home runs in straight up markets, it more importantly keeps the Fund from striking out during the highly volatile sell offs.  By sacrificing some potential for return and managing risk through our active investment management style, we aim for better long term risk adjusted returns.

The Iron Strategic Income Fund's Institutional Class returned -0.39% for the fiscal year ending September 30, 2011, compared to the benchmark’s return of 1.32%.  During the same period the Investor Class returned -0.88%.  The Fund's adjustment of exposure to the high yield market throughout the year was the main contributor to the Fund's performance for the year.  The lowering of high yield exposure was often executed via buying protection using credit default swaps.  While these derivatives assisted the fund in lowering its volatility, both the derivatives and the other adjustments to the fund's exposure, have their own imbedded costs and risks and led to the Fund's slight underperformance of its benchmark.  Any short term underperformance does not adjust our focus as we remain resolved in our commitment to improve the risk/reward relationship for long term high yield investors.

The single main contributor to the Fund's performance is our focus on the Fund's objective; to maximize total return by strategically adjusting the portfolio's exposure to the high yield market.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark                                                                Daniel Sternberg
Portfolio Manager                                                                Portfolio Manager

IRON Financial LLC

Fund Holdings – (Unaudited)

1 As a percent of net assets.

The investment objective of the Iron Strategic Income Fund is to maximize total return.  Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2011 and held through September 30, 2011.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - (Unaudited)

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Iron Strategic Income Fund	Beginning Account	Ending Account	Expense Paid During Period
Institutional Class	Value	Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual*	$1,000.00	$944.80	$5.43
Hypothetical**	$1,000.00	$1,019.48	$5.64

Iron Strategic Income Fund	Beginning Account	Ending Account	Expense Paid During Period
Investor Class	Value	Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual***	$1,000.00	$943.13	$7.14
Hypothetical**	$1,000.00	$1,017.72	$7.41
         *  Expenses are equal to the Institutional Class annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.
*** Expenses are equal to the Investor Class annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Iron Strategic Income Fund
Schedule of Investments
September 30, 2011
Corporate Bonds - 13.20%	Principal Amount	Fair Value

Corporate Bonds - Domestic - 11.57%
AES Corp., 8.000%, 10/15/2017	2,000,000	$ 2,020,000
Ally Financial, Inc., 8.000%, 03/15/2020	2,000,000	1,856,240
Apria Healthcare Group I, 11.250%, 11/01/2014	2,000,000	1,930,000
ATP Oil & Gas Corp., 11.875%, 05/01/2015	2,000,000	1,402,500
Burger King Corp., 9.875%, 10/15/2018	2,000,000	2,070,000
Caesars Entertainment Op., 10.000%, 12/15/2018	2,000,000	1,200,000
Calpine Corp., 7.500%, 02/15/2021 (a)	2,000,000	1,920,000
Case New Holland, Inc., 7.875%, 12/01/2017	2,000,000	2,140,000
Chesapeake Energy Corp., 6.625%, 08/15/2020	1,624,000	1,680,840
CIT Group, Inc., 7.000%, 05/01/2017	2,000,000	1,942,500
Citycenter Holdings/Finance, 7.625%, 01/15/2016 (a)	2,000,000	1,890,000
Clear Channel Worldwide, Series B, 9.250%, 12/15/2017	2,000,000	2,055,000
Consol Energy Inc., 8.000%, 04/01/2017	2,000,000	2,100,000
Cricket Communications I, 7.750%, 10/15/2020	2,000,000	1,745,000
Del Monte Foods Co., 7.625%, 02/15/2019 (a)	2,000,000	1,700,000
Energy Transfer Equity, 7.500%, 10/15/2020	2,000,000	2,065,000
First Data Corp., 12.625%, 01/15/2021 (a)	2,000,000	1,490,000
Georgia-Pacific LLC, 5.400%, 11/01/2020 (a)	2,000,000	2,038,260
HCA Inc., 8.500%, 04/15/2019	2,000,000	2,130,000
Intl Lease Finance Corp., 8.625%, 09/15/2015	2,000,000	1,992,500
Mcjunkin Red Man Corp., 9.500%, 12/15/2016	2,000,000	1,840,000
Metropcs Wireless Inc., 6.625%, 11/15/2020	2,000,000	1,765,000
Michaels Stores, Inc., 7.750%, 11/01/2018	2,000,000	1,880,000
Nielsen Finance LLC/CO, 7.750%, 10/15/2018	2,000,000	2,050,000
NRG Energy, Inc., 8.250%, 09/01/2020	2,000,000	1,900,000
Pinafore LLC/Inc., 9.000%, 10/01/2018 (a)	1,801,000	1,855,030
Reynolds GRP ISS/Reynold, 7.125%, 04/15/2019 (a)	2,000,000	1,870,000
RBS Global & Rexnord Corp, 8.500%, 05/01/2018	2,000,000	1,925,000
SLM Corp., 8.000%, 03/25/2020	2,000,000	1,979,394
Sears Holding Corp., 6.625%, 10/15/2018	2,000,000	1,660,000
Transdigm, Inc., 7.750%, 12/15/2018	2,000,000	2,045,000
Valeant Pharmaceuticals, 6.875%, 12/01/2018 (a)	2,000,000	1,820,000
Warner Chilcott Co. LLC, 7.750%, 09/15/2018 (a)	2,000,000	1,920,000
Wynn Las Vegas LLC/Corp., 7.750%, 08/15/2020	2,000,000	2,110,000
		63,987,264

Corporate Bond - Australia - 0.34%
FMG Resources Aug. 2006, 7.000%, 11/01/2015 (a) (b)	2,000,000	1,870,000

Corporate Bond - Canada - 0.35%
Novelis Inc., 8.750%, 12/15/2020 (b)	2,000,000	1,970,000

Corporate Bonds - Luxembourg - 0.94%
CHC Helicopter SA, 9.250%, 10/15/2020 (a) (b)	2,000,000	1,710,000
Expro Finance Luxembourg, 8.500%, 12/15/2016 (a) (b)	2,000,000	1,750,000
Intelsat Luxembourg SA, 11.250%, 02/04/2017 (b)	2,000,000	1,740,000
		5,200,000

Total Corporate Bonds (Cost $80,505,529)		73,027,264

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2011

Mutual Funds - 55.45%	Shares	Fair Value

American Beacon High Yield Bond Fund - Institutional Class	34,828	$288,372
Artio Global High Income Fund - Class I	1,175,448	10,838,119
BlackRock High Yield Bond Fund - BlackRock Class	488,621	3,488,753
BlackRock High Yield Bond Fund - Institutional Class	741,109	5,291,521
Columbia High Yield Bond Fund - Class R5	1,505,824	3,915,143
Delaware High-Yield Opportunities Fund - Class I	444,043	1,647,398
DWS High Income Fund - Institutional Class	978,858	4,326,551
DWS High Income Plus Fund - Institutional Class	145,558	922,839
Eaton Vance High Income Opportunities Fund - Class I	902,459	3,682,032
Eaton Vance Income Fund of Boston - Institutional Class	619,875	3,384,519
Federated High Income Bond Fund - Class A	273,604	1,939,855
Federated High Yield Trust - Class SS (c)	721,172	3,908,754
Federated Institutional High Yield Bond Fund	69,982	648,730
Fidelity Advisor High Income Advantage Fund - Class I	1,905,693	16,293,678
Fidelity Capital & Income Fund	2,850,572	24,115,838
Fidelity High Income Fund	722,546	5,997,133
Hartford High Yield Fund - Class Y	69,455	477,853
Hotchkis and Wiley High Yield Fund - Class I	78,403	906,344
Invesco High Yield Fund - Institutional Class	1,772,037	6,857,782
Ivy High Income Fund - Class I	2,237,333	17,563,067
Janus High-Yield Fund - Class I	494,619	4,154,800
John Hancock High Yield Fund - Class I (c)	2,055,926	6,517,287
JPMorgan High Yield Fund - Select Class	330,436	2,474,969
Loomis Sayles Institutional High Income Fund	534,610	3,822,458
Lord Abbett High Yield Fund - Class I (c)	1,951,130	14,067,648
MainStay High Yield Opportunities Fund - Class I	282,528	3,011,748
Metropolitan West High Yield Bond Fund - Class I	1,150,491	11,033,208
MFS High Income Fund - Class I	870,443	2,802,827
MFS High Yield Opportunities Fund - Class I (c)	932,600	5,530,319
Natixis Loomis Sayles High Income Fund - Class Y (c)	286,289	1,276,848
Northeast Investors Trust	229,670	1,267,779
Nuveen High Income Bond Fund - Class I (c)	622,644	5,037,190
Nuveen High Yield Bond Fund - Class I (c)	86,318	1,388,864
Oppenheimer Champion Income Fund - Class Y	517,554	879,841
PIMCO High Yield Fund - Institutional Class	1,056,857	9,099,540
Pioneer Global High Yield Fund - Class Y	1,883,869	17,369,269
Pioneer High Yield Fund - Class Y (c)	2,406,532	21,706,915
Principal High Yield Fund I - Institutional Class	590,714	6,137,517
Principal High Yield Fund - Institutional Class	199,504	1,460,366
Prudential High Yield Fund, Inc. - Class Z	787,484	4,071,292
Putnam High Yield Advantage Fund - Class Y	716,198	4,075,169
Putnam High Yield Trust - Class Y	1,176,519	8,153,280
RidgeWorth High Income Fund - Class I	620,523	4,002,370
RidgeWorth SEIX High Yield Bond Fund - Class I	100,638	918,829
SEI High Yield Bond Fund - Class A	1,796,324	12,430,562
T. Rowe Price High Yield Fund - Investor Class	777,814	4,822,447
T. Rowe Price Institutional High Yield Fund	630,477	5,680,595
TIAA-CREF High Yield Fund - Institutional Class	402,916	3,718,912
USAA High-Yield Opportunities Fund (c)	2,132,946	16,701,739
Vanguard High-Yield Corporate Fund - Admiral Shares	200,171	1,092,933
Western Asset High Yield Portfolio - Institutional Class (c)	692,673	5,485,966

TOTAL MUTUAL FUNDS (Cost $329,057,454)		306,687,768

Exchange-Traded Funds - 2.05%

iShares iBoxx $ High Yield Corporate Bond Fund	135,593	11,217,609
SPDR Barclays Capital High Yield Bond ETF	2,941	106,435

TOTAL EXCHANGE-TRADED FUNDS (Cost $12,564,951)		11,324,044

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2011

Money Market Securities (d) - 28.17%	Shares	Fair Value

Federated Treasury Obligations Fund - Institutional Shares - 0.01%	38,942,792	$38,942,792
Fidelity Institutional Treasury Only Portfolio - Class I - 0.01%	38,942,792	38,942,792
First American Government Obligations Fund - Class Z - 0.00%	38,942,792	38,942,792
First American Treasury Obligations Fund - Class Z - 0.01%	38,942,791	38,942,791

TOTAL MONEY MARKET SECURITIES (Cost $155,771,167)		155,771,167

TOTAL INVESTMENTS (Cost $577,899,101) - 98.87%		$546,810,243

Other assets less liabilities - 1.13%		6,249,991

TOTAL NET ASSETS - 100.00%		$553,060,234

(a) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor has determined that the security is liquid under criteria established by the Fund's Board of Trustees.
(b) Foreign bond denominated in U.S. dollars.
(c) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(d) Variable rate securities; the money market rates shown represent the rate at September 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2011

		Acquisition	Maturity	Notional	Appreciation/
Credit Default Swaps (f)	Counterparty	Date	Date	Amount	(Depreciation)

CDX North America High Yield Credit Default Swap Index	J.P. Morgan Securities, Inc.	9/12/2011	6/20/2016	$ 50,000,000	$ (44,655)
(Markit CDX. NA. HY. 16), agreements with J.P. Morgan	Nomura Securities International, Inc.	9/9/2011	6/20/2016	$ 50,000,000	$ 460,126
Securities, Inc. and Nomura Securities International, Inc.	Nomura Securities International, Inc.	9/22/2011	6/20/2016	$ 50,000,000	$ 580,725
to pay a premium equat to 5% of the notional amount.	Nomura Securities International, Inc.	9/22/2011	6/20/2016	$ 50,000,000	$ 425,195
				$ 200,000,000	$ 1,421,391

(f) - See related notes to the financial statements.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Assets and Liabilities
September 30, 2011

Assets
Investment in securities:
At cost	$577,899,101
At value	$546,810,243

Interest receivable	1,958,882
Dividends receivable	1,560,393
Receivable for Fund shares sold	249
Receivable on Swap Contracts, net	17,393,052
Unrealized appreciation on Swap Contracts	1,421,391
Prepaid expenses	28,540
Receivable: 12b-1 rebate	349
Total assets	569,173,099

Liabilities
Payable to Advisor (a)	472,901
Payable for Fund shares redeemed	1,871,071
Due to brokers	13,682,000
Payable to administrator, transfer agent, and fund accountant	38,894
12b-1 fees accrued, Investor Class (a)	2,027
Administration Plan fees accrued, Investor Class (a)	345
Payable to trustees and officers	773
Other accrued expenses	44,854
Total liabilities	16,112,865

Net Assets	$553,060,234

Net Assets consist of:
Paid in capital	$559,752,471
Distributions in excess of undistributed net investment income	(439,589)
Accumulated net realized gain (loss) from investment transactions
and swap agreements	23,414,819
Net unrealized appreciation (depreciation) on:
Investment securities	(31,088,858)
Swap contracts	1,421,391

Net Assets	$553,060,234

Net Assets: Institutional Class	$548,976,415

Shares outstanding (unlimited number of shares authorized)	49,315,905

Net asset value and offering price per share	$11.13

Redemption price per share (Net Asset Value * 99%) (b)	$11.02

Net Assets: Investor Class	$4,083,819

Shares outstanding (unlimited number of shares authorized)	364,395

Net asset value and offering price per share	$11.21

Redemption price per share (Net Asset Value * 99%) (b)	$11.10

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Operations
For the fiscal year ended September 30, 2011

Investment Income
Dividend income	$30,912,505
Interest income	4,858,159
Total Income	35,770,664

Expenses
Investment Advisor fee (a)	6,159,169
Administration Plan Fee, Investor Class (a)	6,768
12b-1 fees, Investor Class (a)	5,332
Administration expenses (a)	300,300
Fund accounting expenses (a)	118,044
Custodian expenses	91,361
Transfer agent expenses (a)	46,856
Registration expenses	35,100
Legal expenses	21,885
Auditing expenses	18,800
Insurance expenses	17,922
Miscellaneous expenses	14,645
Printing expenses	9,020
Trustee expenses	8,620
Pricing expenses	8,378
CCO expenses	7,983
24f-2 expenses	3,239
Other expenses	398
Total Expenses	6,873,820
Net Investment Income	28,896,844

Realized & Unrealized Gain (Loss):
Net realized gain (loss) on:
Investment securities	20,709,549
Swap contracts	(1,413,327)
Options	103,603
Change in unrealized appreciation (depreciation) on:
Investment securities	(51,067,287)
Swap contracts	1,421,391
Net realized and unrealized gain (loss) on investment securities
and swap contracts	(30,246,071)
Net increase (decrease) in net assets resulting from operations	$(1,349,227)

(a) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statements of Changes In Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2011	September 30, 2010
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$28,896,844	$21,904,617
Net realized gain (loss) on investment securities, options,
and swap agreements	19,399,825	12,918,556
Change in unrealized appreciation (depreciation) on investment securities
and swap agreements	(49,645,896)	5,652,876
Net increase (decrease) in net assets resulting from operations	(1,349,227)	40,476,049

Distributions:
From net investment income, Institutional Class	(25,993,425)	(18,201,408)
From net investment income, Investor Class	(118,302)	(676,781)
From capital gains, Institutional Class	(14,591,863)	(2,583,986)
From capital gains, Investor Class	(542,632)	(999)
Total distributions	(41,246,222)	(21,463,174)

Capital Share Transactions - Institutional Class
Proceeds from shares sold	192,210,548	338,829,228
Reinvestment of distributions	31,542,356	16,616,926
Amount paid for shares redeemed	(169,646,327)	(75,175,569)
Proceeds from redemption fees collected (a)	900	252

Net increase (decrease) in net assets resulting from
Institutional Class capital share transactions	54,107,477	280,270,837

Capital Share Transactions - Investor Class
Proceeds from shares sold	4,343,666	21,672,215
Reinvestment of distributions	651,813	677,780
Amount paid for shares redeemed	(20,757,220)	(2,771,466)
Proceeds from redemption fees collected (a)	61	607

Net increase (decrease) in net assets resulting from
Investor Class capital share tranasactions	(15,761,680)	19,579,136

Total Increase (Decrease) in Net Assets	(4,249,652)	318,862,848

Beginning of year	557,309,886	238,447,038

End of year	$553,060,234	$557,309,886

Accumulated undistributed net investment income included
in net assets at the end of each period	$(439,589)	$1,682,903

Capital Share Transactions - Institutional Class
Shares sold	15,976,409	28,943,620
Shares issued in reinvestment of distributions	2,670,948	1,425,037
Shares redeemed	(14,218,704)	(6,390,203)

Net increase (decrease) in Institutional Class shares outstanding	4,428,653	23,978,454

Capital Share Transactions - Investor Class
Shares sold	361,203	1,856,741
Shares issued in reinvestment of distributions	54,672	57655
Shares redeemed	(1,736,408)	(233,809)

Net increase (decrease) in Investor Class shares outstanding	(1,320,533)	1,680,587

(a) The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund - Institutional Class
Financial Highlights
For a share outstanding during each period

	For the Fiscal Year Ended	For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended	For the Period Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
	2011	2010		2009		2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.96	$11.40		$9.42		$10.28	$10.00

Income from investment operations:
Net investment income (loss) (h)	0.47	0.62	(b)	0.52	(b)	0.43	0.50
Net realized and unrealized gain (loss)	(0.49)	0.57		1.85		(0.71)	0.26
Total from investment operations	(0.02)	1.19		2.37		(0.28)	0.76

Less Distributions to shareholders:
From net investment income	(0.51)	(0.52)		(0.38)		(0.35)	(0.48)
From net capital gains	(0.30)	(0.11)		(0.01)		(0.23)	-
Total distributions	(0.81)	(0.63)		(0.39)		(0.58)	(0.48)

Paid in capital from redemption fees (c)	-	-		-		-	-

Net asset value, end of period	$11.13	$11.96		$11.40		$9.42	$10.28

Total Return (d)	-0.39%	10.66%		25.86%		-2.97%	7.72%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$548,976	$537,059		$238,397		$137,048	$148,192
Ratio of expenses to average net assets (f)	1.11%	1.15%		1.30%	(i)	1.22%	1.28%	(g)
Ratio of net investment income (loss) to
average net assets (f) (h)	3.95%	5.33%		5.23%	(j)	4.19%	5.06%	(g)
Portfolio turnover rate	98.14%	94.57%		285.55%		222.67%	147.72%

(a) For the period October 11, 2006 (commencement of operations) to September 30, 2007.
(b) Per share amounts calculated using average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) These ratios exclude the impact of expenses of the underlying funds in which the fund invests.
(g) Annualized.
(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(i) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.29%.
(j) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.24%.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund - Investor Class
Financial Highlights
For a share outstanding during each period

	For the Fiscal Year Ended September 30, 2011		For the Fiscal Year Ended September 30, 2010		For the Period Ended September 30, 2009	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.02		$11.47		$9.30

Income from investment operations:
Net investment income (loss) (b) (g)	0.56		0.58		0.39
Net realized and unrealized gain (loss)	(0.65)		0.58		2.02
Total from investment operations	(0.09)		1.16		2.41

Less Distributions to shareholders:
From net investment income	(0.42)		(0.50)		(0.24)
From net capital gains	(0.30)		(0.11)		-
Total distributions	(0.72)		(0.61)		(0.24)

Paid in capital from redemption fees	-	(h)	-	(h)	-

Net asset value, end of period	$11.21		$12.02		$11.47

Total Return (c)	-0.88%		10.34%		26.19%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$4,084		$20,251		$50
Ratio of expenses to average net assets (e)	1.46%		1.50%		1.64%	(f) (i)
Ratio of net investment income (loss) to
average net assets (e) (g)	4.58%		4.88%		5.46%	(f) (j)
Portfolio turnover rate	98.14%		94.57%		285.55%

(a) For the period February 2, 2009 (commencement of operations) to September 30, 2009.
(b) Per share amounts calculated using average shares method.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.
(f) Annualized.
(g) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(h) Redemption fees resulted in less than $0.005 per share.
(i) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.63%.
(j) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.47%.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2011

NOTE 1.  ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on February 13, 2006.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The investment advisor to the Fund is Iron Financial, LLC (the “Advisor”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class.  Institutional shares were first offered to the public on October 11, 2006; and Investor shares were first offered to the public on February 2, 2009.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.  The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

The Fund is not a “diversified” fund as the term is defined in the 1940 Act, which means that the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified mutual funds.  The change in value of any one security could affect the overall value of the Fund more than it would the value of a diversified fund.  To the extent the Fund invests a significant percentage of its assets with a single counterparty, through swaps or certain repurchase agreements, the Fund is subject to the risks of investing with that counterparty, and may be more susceptible to a single adverse economic or regulatory occurrence affecting that counterparty.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).  Expenses attributable to any class are borne by that class.  Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions no later than trade date plus one.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Withholding taxes on dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended September 30, 2011, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Accumulated Undistributed	Accumulated Net Realized
	Net Investment Income	Gain from Investments
Iron Strategic Income Fund	$(4,907,609)	$4,907,609

Swap Agreements - The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller.  The Fund may be either a protection buyer or seller.  The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange.  The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized appreciation/depreciation. Periodic payments paid or received are recorded in realized gain/loss.  Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations.  Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses.  In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.  Please see Note 4 for information on swap agreement activity during the fiscal year ended September 30, 2011.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique).  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

Fixed income securities, including corporate bonds, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Corporate Bonds*	$-	$73,027,264	$-	$73,027,264

Mutual Funds	306,687,768	-	-	306,687,768

Exchange-Traded Funds	11,324,044	-	-	11,324,044

Money Market Securities	155,771,167	-	-	155,771,167

Total	$473,782,979	$73,027,264	$-	$546,810,243
* See schedule of investments for additional country information related to corporate bonds

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Other Financial Instruments**	$-	$1,421,392	$-	$1,421,392

Total	$-	$1,421,392	$-	$1,421,392
**Credit Default Swaps (reflects net appreciation as of 9/30/11) - See Note 4 for additional information related to these instruments

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Trust recognizes transfers between fair value hierarchy Levels at the time of transfer.  There were no transfers between any Levels for the year ended September 30, 2011.  The amount of transfers in/out are reflected at the securities’ fair value on the date of transfer.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders.  Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities.  Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities.  The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities.  The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time.  The holder pays the premium at inception and has no further financial obligation.  The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

The Fund enters into credit derivatives, such as credit default swaps, to gain exposure to or to mitigate specific forms of credit risk.  Swaps expose the Fund to counterparty risk (described below).  The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets.  The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets.  When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default.  These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

To mitigate counterparty risk on swap agreements, the Fund requires the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure. A portion of the collateral for swap agreements posted as of September 30, 2011 is cash and is invested in money market mutual funds, in the amount of $13,682,000.  These amounts are reflected in investments in securities on the Statement of Assets and Liabilities, along with a corresponding liability to return the collateral, included in due to brokers.  As of September 30, 2011, the Fund’s counterparties also posted U.S. Treasury Notes as collateral, with a principal amount of $3,043,000.

As of September 30, 2011, the Fund held several credit default swap contracts with two counterparties.  Credit default swap contracts are represented on the Statement of Assets and Liabilities under receivable for swap contracts, unrealized appreciation on swap contracts.  The effect of trading in credit default swap agreements is reflected on the Statement of Operations under net realized gain (loss) on swap agreements and change in unrealized appreciation (depreciation) on swap agreements.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

NOTE 4. DERIVATIVE TRANSACTIONS - continued

Please see the chart below for information regarding credit default swaps and put options purchased for the Fund.

At September 30, 2011
Derivatives	Location of Derivatives on Statements of Assets & Liabilities

Credit Default Swap Agreements	Receivable on Swap Contracts, net	$17,393,052

Credit Default Swap Agreements	Unrealized appreciation on Swap Contracts	$1,421,392

For the year ended September 30, 2011 :
Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk: Credit Default Swap Agreements	Net realized and unrealized gain (loss) on swap contracts	N/A	N/A	(1,413,327)	$1,421,392
Equity Risk: Put Options Purchased	Net realized and unrealized gain (loss) on investments	384	384	$103,603	$-

The Fund had purchased a total notional value of swap agreements of $2,195,000,000 during the fiscal year ended September 30, 2011. The total notional value of terminated swap agreements was $1,995,000,000. The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the fiscal year ended September 30, 2011.

The Fund did not hold any options at the prior fiscal year end, September 30, 2010.  They opened and closed 384 contracts during the fiscal year ended September 30, 2011.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2011, the Advisor earned a fee of $6,159,169 from the Fund.   At September 30, 2011, the Fund owed the Advisor $472,901 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended September 30, 2011, HASI earned fees of $300,300 for administrative services provided to the Fund.  At September 30, 2011, HASI was owed $23,370 by the Fund for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2011, HASI earned fees of $46,856 from the Fund for transfer agent services.  For the fiscal year ended September 30, 2011, HASI earned fees of $118,044 from the Fund for fund accounting services.  At September 30, 2011, the Fund owed HASI $4,118 for transfer agent services and $11,406 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Fund or Advisor may pay all or a portion of these fees to any

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred.  It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.  For the fiscal year ended September 30, 2011, the 12b-1 expense incurred by the Investor Class was $5,332.  The Fund owed Iron Financial LLC $2,027 for 12b-1 fees as of September 30, 2011.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares.  There were no payments made by the Fund to the Distributor for the fiscal year ended September 30, 2011.   The Fund has adopted an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Fund’s Distributor to compensate financial intermediaries who provide administrative services to the Investor Class shareholders.  Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

The Admin Plan requires the Distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Investor Class shareholders before the Distributor can compensate the financial intermediary pursuant to the Admin Plan. For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions.  For the fiscal year ended September 30, 2011, the Investor class incurred $6,768 in Admin Plan Fees.  At September 30, 2011, the Fund owed Unified Financial Securities, Inc. $345 in Admin Plan Fees.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

NOTE 6.  INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases

U.S. Government Obligations	$-
Other	454,744,104
Sales
U.S. Government Obligations	$-
Other	534,190,975

As of September 30, 2011, the net unrealized appreciation (depreciation) of investments and swap contracts for tax purposes was as follows:

Gross appreciation	$706,263

Gross depreciation	(32,225,205)

Net appreciation (depreciation)
on investments	$(31,518,942)

At September 30, 2011, the aggregate cost of securities for federal income tax purposes was $579,750,576 for the Fund.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At September 30, 2011, SEI Private Trust Co., for the benefit of its customers, owned 77.42% of the Institutional class.  As a result, SEI Private Trust Co. may be deemed to control the Institutional class.  At September 30, 2011, Charles Schwab, for the benefit of its customers, owned 45.62% of the Investor class.  As a result, Charles Schwab may be deemed to control the Investor class.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended September 30, 2011, the Institutional class paid quarterly income distributions totaling $0.5051 per share.  On December 6, 2010, the Institutional class paid a short-term capital gain distribution of $0.2952 per share to shareholders of record on December 3, 2010.   On December 6, 2010, the Institutional class paid a long-term capital gain distribution of $0.0092 per share to shareholders of record on December 3, 2010.

For the fiscal year ended September 30, 2011, the Investor class paid quarterly income distributions totaling $0.4247 per share.  On December 6, 2010, the Investor class paid a short-term capital gain distribution of $0.2952 per share to shareholders of record on December 3, 2010.  On December 6, 2010, the Investor class paid a long-term capital gain distribution of $0.0092 per share to shareholders of record on December 3, 2010.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

The tax characterization of distributions paid for the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	2011	2010
Distributions paid from:
Ordinary Income*	$40,788,803	$21,463,174
Long-Term Capital Gain	457,419	-
Total Distributions	$41,246,222	$21,463,174

*Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$14,962,521
Undistributed long-term capital gain	9,864,184
Unrealized appreciation (depreciation)	(31,518,942)
$(6,692,237)

As of September 30, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $430,084, and the tax treatment of unrealized appreciation of credit default swaps.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2011

NOTE 10.  RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration.  Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market.  The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933.  It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2011, the aggregate value of such securities amounted to $21,833,290 and value amounts to 3.95% of the net assets of the Fund.

		Shares or
	Acquisition	Principal	Amortized
	Date	Amount	Cost	Value
Calpine Corp., 7.500%, 02/15/2021	1/14/2011	$2,000,000	$2,021,178	$1,920,000
CHC Helicopter SA, 9.250%, 10/15/2020	2/15/2011	2,000,000	2,115,138	1,710,000
Citycenter Holdings/Finance, 7.625%, 01/15/2016	3/29/2011	2,000,000	2,068,157	1,890,000
Del Monte Foods Co., 7.625%, 02/15/2019	2/15/2011	2,000,000	2,035,047	1,700,000
Expro Finance Luxembourg, 8.500%, 12/15/2016	1/14/2011	2,000,000	1,977,153	1,750,000
First Data Corp., 12.625%, 01/15/2021	1/14/2011	2,000,000	1,925,541	1,490,000
FMG Resources Aug. 2006, 7.000%, 11/01/2015	1/5/2011	2,000,000	2,058,624	1,870,000
Georgia-Pacific LLC, 5.400%, 11/01/2020	2/14/2011	2,000,000	1,979,284	2,038,260
Pinafore LLC/Inc., 9.000%, 10/01/2018 (a)	2/15/2011	1,801,000	1,969,286	1,855,030
Reynolds GRP ISS/Reynold, 7.125%, 04/15/2019	1/5/2011	2,000,000	2,042,155	1,870,000
Valeant Pharmaceuticals, 6.875%, 12/01/2018	1/14/2011	2,000,000	2,055,817	1,820,000
Warner Chilcott Co. LLC, 7.750%, 09/15/2018	1/14/2011	2,000,000	2,081,556	1,920,000
				21,833,290

(a) Purchased on various dates beginning 02/15/2011

NOTE 11. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending September 30, 2011.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Iron Strategic Income Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iron Strategic Income Fund, (the “Fund”), a series of the Unified Series Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Strategic Income Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 29, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of the Investment Committee for the Diana Davis Spencer Foundation since October 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *   The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** The Trust currently consists of 25 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** The Trust currently consists of 25 series.
 *** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0575 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) between the Fund and Iron Financial, LLC (the “Adviser”) was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held May 22-23, 2011.  The Chairman of the Board noted that on May 10, 2011, the Adviser Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Adviser’s portfolio managers and compliance personnel.

The Trustees confirmed that the Committee had received and they had reviewed the following materials provided by the Fund’s Adviser, the Administrator and the CCO prior to their meeting:  (i) executed copies of the Fund’s management agreement and any expense cap side letter, as applicable;  (ii) the Administrator’s letter to the Fund’s Adviser requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act and the Adviser’s response thereto; (iii) a memorandum from the Trust’s CCO summarizing the Adviser’s compliance program, including its code of ethics and proxy voting policy; (iv) the Adviser’s most current Form ADV Parts 1 and 2A and accompanying schedules; (v) current financial statements, tax returns and/or a separate profitability analysis provided by the Adviser; (vi) performance reports provided by the Administrator describing the Fund’s returns for certain periods ended February 28, 2011, and comparisons to its benchmark(s) and peer group for the same periods; and (vii) the Administrator’s memorandum analyzing the Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group.   The Trustees confirmed that after reviewing and discussing the 15(c) materials, the Committee had interviewed representatives of the Fund’s Adviser, typically senior executives, portfolio managers and compliance personnel.  A trustee noted that he led the Committee’s interview of the Adviser and had asked the questions from the Committee’s standard 15(c) Adviser checklist, including but not limited to a request for the Adviser’s current market outlook, a description of any changes in the Adviser’s investment strategy, personnel or operations, and an attribution analysis of the Fund’s performance compared to its benchmark(s) and peer group for the prior year.

The Committee members then reviewed with the full Board the factors they considered in unanimously determining to recommend that the Board approve the renewal of each management agreement.  After the review the Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant.  They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.  The Trustees next reviewed each management agreement and considered the factors set forth below prior to making their determinations:

The Board next considered whether to renew the Management Agreement between the Trust and Iron Financial, LLC on behalf of the Iron Strategic Income Fund (the “Fund”).

(i)           The Nature, Extent and Quality of Services – The Trustees noted the Adviser manages approximately $1.46 billion in assets.    They reviewed the responses from the Adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to achieve performance goals, and meet compliance and other needs.  They determined that the Adviser’s resources appear adequate, and specifically noted that the Adviser provides two portfolio managers to the Fund, each of whom appears to have adequate experience to manage the Fund.  The Board noted that the Adviser also provides the support of other professional personnel, including an analyst, two traders and its compliance officer. The Trustees considered Adviser’s report that it had increased staff to assist in research and operations for the Fund.  They noted that the Adviser was not proposing any other changes to the level of services provided to the Fund.
The Board considered that various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.  The Board sought assurances from the Adviser that it viewed portfolio compliance as a shared responsibility of the Adviser and the Trust, and the Adviser agreed, noting that it had created proprietary software to assist in portfolio management, trading and monitoring with respect to the Fund.  The Trustees also noted that the CCO had reviewed the Adviser’s compliance policies and procedures and had determined that they appeared reasonably designed to prevent violation of federal securities laws.  The CCO noted that no material compliance issue arose over the past year and commented that the Adviser had strengthened its policies and procedures and its culture of compliance, particularly with respect to its disaster recovery plan.

(ii)           Fund Performance – The Board next discussed the Fund’s performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance.    The Board noted that the Fund had received a five star Morningstar rating.   The Trustees noted that the Administrator reported that for the one-year period ended February 28, 2011, the Fund had underperformed its peer group average and benchmark returns but that it had positive absolute performance during the prior year.  The Trustees noted that the Fund’s institutional class had outperformed its peer group average and benchmark for the three-year period.

(iii)           Fee Rates and Profitability –  The Board noted that the Adviser’s 1.00% management fee and the Fund’s expense ratio for both classes is higher than its peer group average.  The Trustees noted that Fund expenses are higher than its peer group average because it is a “fund of funds,” and the peer group performance generally would not include comparable acquired fund fees and expenses.  They also noted that the higher fee was justified based on the time and expertise necessary to manage the Fund’s investments given the volatile nature of the high yield market.  The Trustees noted the Adviser reported the Management Agreement was reasonably profitable.  They noted that the Investor Class provides for a 12b-1 fee of 25 basis points and an administrative fee of 10 basis points, which they confirmed with the Adviser had been paid out 100% to mutual fund platforms that provide distribution and administrative services to Investor Class shareholders.  Finally, the Trustees noted that the Adviser had reported that it had not entered into soft dollar arrangements in regards to the Fund.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Trustees requested that the Adviser consider fee breakpoints and the Adviser indicated that although it had no plans to adjust its fees, it was willing to consider such breakpoints as the Fund grows.  The Trustees noted that it does not appear that the Adviser has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Board determined the Fund’s advisory fees were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board approve the Fund’s Management Agreement with Iron Financial.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Iron Financial, LLC
630 Dundee Road
Suite 200
Northbrook, IL  60062

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N Meridian St, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn, LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N Meridian St, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc., Member FINRA/SIPC
www.ironfunds.com

FCI Funds

Annual Report

September 30, 2011

Fund Advisor:

Financial Counselors, Inc.
442 West 47th Street
Kansas City, MO  64112

Toll Free (877) 627-8504

FCI Equity Fund

Dear Fellow Shareholders:

Market Review
The third quarter is finally over and investors are glad to see it go.  The decline in the S&P 500 was the seventh worst third quarter on record.  It was a quarter influenced by concerns about the financial health of several European countries, most notably Greece, as well as the health of our own domestic economy.  With these concerns on the minds of investors it is not surprising that the focus was on managing risk in portfolios and emphasizing large domestic companies.  Foreign companies, especially European companies, performed the worst, which reflects the concerns about the long-term viability of the European Union.

Portfolio Review

The FCI Equity Fund decreased 12.05% in the quarter ending September 30, 2011 versus a decrease in the S&P 500 Index of 13.80%. Our sector underweight and stock selection in the financial sector and stock selection in the basic materials sector contributed materially for the quarter. Detractors for the period came from our stock selection within consumer discretionary and technology.

We believe our focus and process leads us to own high quality, large growth stocks that can be purchased at reasonable prices. We believe recent strength is a start of relative outperformance as our companies typically excel in a slow and volatile economic recovery. The three major headwinds that will hold this recovery back are stubbornly high unemployment, anemic global economic growth, and lack of political leadership.

Fund Performance

The quarter ending September 30, 2011 marked the end of a positive fiscal year. The Fund increased 1.86% in the fiscal year, outperforming its primary benchmark. The S&P 500 Index increased 1.13%. Our sector underweight in the financial sector and stock selection in the basic materials sector contributed materially for the year.  Detractors for the year came from stock selection within the consumer discretionary, energy and technology. Please review some of the largest contributors and detractors related to Fund performance in the fiscal year ended September 30, 2011:

Contributors	$ Gain

Apple	$117,821
Barrick Gold	$108,804
Applied Materials	$84,778
Alcoa	$82,755
Schlumberger	$76,947

Detractors	$ Loss

Juniper Networks	$142,053
Ford	$117,247
Blackrock	$80,501
PNC Financial	$73,186
AECOM Technology	$71,197

Even though the equity market suffered through one of its worst quarters, there are positives.  Corporate earnings have recovered and have shown good growth as companies have become more efficient and have cut costs.  The decline in the market, when combined with the better corporate earnings, has resulted in valuation levels which look very reasonable and in some cases even fairly cheap by historical standards.  The better earnings from improved efficiencies have also led to large cash balances on the books of corporations.  With dividend payout ratios at a 30-year low, these balances provide the opportunity for companies to give more back to shareholders.  While the average yield on stocks is currently about equal to the yield on the 10-year Treasury Note, the chance for dividend increases going forward makes stocks quite attractive.

We will continue to follow our disciplined investment process. We are pleased with our relative performance and risk measures (as reported by Morningstar).  In our opinion, the current economic recovery will be weaker than normal and large high quality equities continue to exhibit relative outperformance versus our benchmarks.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

FCI Bond Fund

Bond Market Review

The U.S. bond market generated modest returns for the 12 months ended September 30, 2011.  The Barclays Intermediate Government / Credit Index increased 3.23% over this timeframe.  Interest rates declined on Treasury securities while credit spreads tightened on Industrial and Utility bonds and widened on Financial bonds.  While all major investment grade fixed income categories performed well for the period, Treasuries led the field with a 5.97% return, followed by U.S. MBS (Mortgage Backed Securities)  at 5.56%, then U.S. Corporates at 4.40% and finally U.S. Agencies at 3.20%.

The Federal Reserve initiated a second round of Quantitative Easing (buying bonds with newly printed U.S. Dollars) in November 2010 and followed that up with Operation Twist (selling short maturity bonds and buying along maturity bonds) in August 2011, continuing an unprecedented string of direct intervention into the rates markets.  A moribund employment situation coupled with chronic weakness in the U.S. housing market has led the Fed to pursue the most unconventional monetary policy since the 1930’s.  The justification for their actions is rooted in their dual mandate established by the U.S. Congress to pursue both low inflation and full employment.

An unemployment rate stuck above 9.0% combined with political gridlock in the legislative and executive branches of government has left the Federal Reserve as the primary force to combat weakness in the economy.  European bank and sovereign debt worries have created further headwinds for the U.S. economy and contributed to the Fed’s statement that it would likely keep the Federal Funds rate between 0 and .25% through June 2013.  For the time being, the rates markets are likely to be fairly well anchored due to global financial risk and the potential for further Federal Reserve directed large scale bond purchases.

Portfolio Overview

The objective of the FCI Bond Fund is to provide total return.  The advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

For the period from 10/1/10 through 9/30/11, the FCI Bond Fund’s performance was 1.45% compared to the Barclays Intermediate Government / Credit Index’s performance of 3.23% for the same period.

The major factors that materially affected the Fund’s performance, for the fiscal year ending 9/30/11, were asset allocation decisions made compared to the benchmark.  The Fund was underweight Treasuries by about thirty percent and they were the best performing investment grade asset class.  The Fund was overweight Corporate bonds by around thirty percent and this asset class return trailed Treasuries, especially the financial bonds held in the portfolio.  The combination of these two variables contributed to the vast majority of the underperformance for the period.

The Fund’s duration positioning was a minor negative influence on performance for the period.  U.S. Agency and MBS holdings in the portfolio were both additive to relative performance for the Fund.

The FCI Bond Fund was positioned for a more pro-cyclical growth environment, but rising fears of European bank and sovereign debt contagion in the spring put a significant dent in investor confidence and global growth prospects.  This in turn weighed on our relative performance as investors became more risk adverse and our pro-cyclical positioning in the Fund worked against portfolio holdings.  Although the way forward in Europe is still unclear, just stabilizing the situation in the near-term should help areas of the portfolio that hurt performance this year.  We feel that the current holdings in the portfolio are well suited for an eventual resolution in Europe and a gradual strengthening in the U.S. Economy.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The Barclays Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above.  Please read it carefully before investing.

 The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

The chart above assumes an initial investment of $250,000 made on October 4, 2005 for the FCI Bond Fund and October 5, 2005 for the FCI Equity Fund (commencement of Fund operations) and held through September 30, 2011. The Barclays Intermediate Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Bond Fund’s portfolio.  The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Equity Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the FCI Bond and Equity Funds, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing.  The Funds’ prospectus contains this and other information about the Funds, and should be read carefully before investing.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS (Unaudited)

  1As a percent of net assets.

The investment objective of the FCI Equity Fund is long-term capital appreciation

  1As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Availability of Portfolio Schedule (Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses  (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2011 to September 30, 2011.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

FCI Equity Fund	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 – September 30, 2011
Actual	$1,000.00	$873.58	$4.69
Hypothetical **	$1,000.00	$1,020.06	$5.06
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the     period, multiplied by 183/365 (to reflect the one-half year period).
** Assumes a 5% return before expenses.

FCI Bond Fund	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 – September 30, 2011
Actual	$1,000.00	$1,014.81	$4.04
Hypothetical**	$1,000.00	$1,021.06	$4.05
* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
** Assumes a 5% return before expenses.

FCI Funds
FCI Equity Fund
Schedule of Investments
September 30, 2011

		Fair
Common Stocks - 95.70%	Shares	Value

Air Courier Services - 1.42%
FedEx Corp.	2,500	$169,200

Air Transportation, Scheduled - 1.15%
Southwest Airlines Co.	17,000	136,680

Beverages - 1.41%
PepsiCo, Inc.	2,700	167,130

Computer Communications Equipment - 1.45%
Juniper Networks, Inc. (a)	10,000	172,600

Computer Storage Devices - 4.35%
EMC Corp. (a)	15,000	314,850
SanDisk Corp. (a)	5,000	201,750
		516,600

Converted Paper & Paperboard Products (No Containers/Boxes) - 2.39%
Kimberly-Clark Corp.	4,000	284,040

Crude Petroleum & Natural Gas - 3.35%
Apache Corp.	3,000	240,720
Petroleo Brasileiro S.A. - Petrobras (b)	7,000	157,150
		397,870

Electric Services - 2.56%
Dominion Resources, Inc.	6,000	304,620

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.39%
Emerson Electric Co.	4,000	165,240

Electronic Computers - 3.21%
Apple, Inc. (a)	1,000	381,180

Engines & Turbines - 1.37%
Cummins, Inc.	2,000	163,320

Food & Kindred Products - 5.07%
Campbell Soup Co.	9,000	291,330
Unilever PLC (b)	10,000	311,900
		603,230

Gold & Silver Ores - 1.06%
Newmont Mining Corp.	2,000	125,800

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2011

		Fair
Common Stocks - 95.70% - continued	Shares	Value

Industrial Instruments for Measurement - 2.12%
Danaher Corp.	6,000	$251,640

Life Insurance - 1.18%
MetLife, Inc.	5,000	140,050

Machine Tools, Metal Cutting Types - 2.20%
Kennametal, Inc.	8,000	261,920

Measuring & Controlling Devices - 2.13%
Thermo Fisher Scientific, Inc. (a)	5,000	253,200

Mining, Quarrying Of Nonmetallic Minerals (No Fuels) - 0.53%
Martin Marietta Materials, Inc.	1,000	63,220

Motor Vehicles & Passenger Car Bodies - 2.03%
Ford Motor Co. (a)	25,000	241,750

National Commercial Banks - 2.31%
PNC Financial Services Group, Inc.	5,700	274,683

Natural Gas Transmission & Distribution - 1.65%
Spectra Energy Corp.	8,000	196,240

Oil & Gas Field Machinery & Equipment - 1.55%
National-Oilwell Varco, Inc.	3,600	184,392

Perfumes, Cosmetics & Other Toilet Preparations - 0.50%
Avon Products, Inc.	3,000	58,800

Petroleum Refining - 2.65%
Chevron Corp.	3,400	314,568

Pharmaceutical Preparations - 4.42%
Allergan, Inc.	2,000	164,760
Bristol-Meyers Squibb Co.	11,500	360,870
		525,630

Plastic Material, Synthetic Resin/Rubber, Cellulos (No Glass) - 2.35%
E.I. du Pont de Nemours and Co.	7,000	279,790

Public Building and Related Furniture - 1.77%
Johnson Controls, Inc.	8,000	210,960

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2011

		Fair
Common Stocks - 95.70% - continued	Shares	Value

Radio & TV Broadcasting & Communications Equipment - 2.86%
QUALCOMM, Inc.	7,000	$340,410

Radio Telephone Communications - 2.16%
Vodafone Group PLC (b)	10,000	256,500

Retail - Lumber & Other Building Materials Builders - 1.38%
Lowe's Companies, Inc.	8,500	164,390

Retail - Variety Stores - 2.97%
Target Corp.	3,500	171,640
Wal-Mart Stores, Inc.	3,500	181,650
		353,290

Rolling Drawing & Extruding Of Nonferrous Metals - 1.61%
Alcoa, Inc.	20,000	191,400

Security & Commodity Brokers, Dealers, Exchanges & Services - 2.07%
CME Group, Inc.	1,000	246,400

Security Brokers, Dealers & Flotation Companies - 2.18%
BlackRock, Inc.	1,750	259,017

Semiconductors & Related Devices - 1.79%
Intel Corp.	10,000	213,300

Services - Computer Programming, Data Processing, Etc. - 3.03%
Google, Inc. - Class A (a)	700	360,066

Services - Engineering Services - 1.49%
Aecom Technology Corp. (a)	10,000	176,700

Services - Prepackaged Software - 3.78%
Microsoft Corp.	6,500	161,785
Oracle Corp.	10,000	287,400
		449,185

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.66%
Procter & Gamble Co./The	5,000	315,900

State Commercial Banks - 1.46%
Commerce Bancshares, Inc.	5,000	173,750

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2011

		Fair
Common Stocks - 95.70% - continued	Shares	Value

Surgical & Medical Instruments & Apparatus - 4.08%
Becton, Dickinson & Co.	3,000	$219,960
Covidien PLC	6,000	264,600
		484,560
Telephone Communications (No Radio Telephone) - 2.17%
Verizon Communications, Inc.	7,000	257,600

Wholesale - Groceries & Related Products - 1.42%
Sysco Corp.	6,500	168,350

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 1.02%
LKQ Corp. (a)	5,000	120,800

TOTAL COMMON STOCKS (Cost $11,947,294)		11,375,971

Money Market Securities - 7.71%
Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	916,363	916,363

TOTAL MONEY MARKET SECURITIES (Cost $916,363)		916,363

TOTAL INVESTMENTS (Cost $12,863,657) - 103.41%		$12,292,334

Liabilities in excess of other assets - (3.41)%		(405,140)

TOTAL NET ASSETS - 100.00%		$11,887,194

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2011.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments
September 30, 2011
	Principal	Fair
	Amount	Value
Corporate Bonds - 69.22%
Aflac, Inc., 8.500%, 05/15/2019	$250,000	$304,754
American Express Credit Co., 7.300%, 08/20/2013	552,000	604,495
American International Group, Inc., 5.850%, 01/16/2018	275,000	273,150
Amgen, Inc., 4.850%, 11/18/2014	25,000	27,881
Analog Devices, Inc., 5.000%, 07/01/2014	300,000	328,125
Anheuser-Busch Companies, Inc., 7.750%, 01/15/2019	75,000	97,544
Associates Corp., 6.950%, 11/01/2018	200,000	221,690
AT&T Inc., 2.950%, 05/15/2016	275,000	284,078
Barrick Gold Finance Co. LLC, 6.125%, 09/15/2013	269,000	294,172
Best Buy Co., Inc., 6.750%, 07/15/2013	225,000	241,519
Boeing Co., 5.000%, 03/15/2014	200,000	219,561
Canadian Pacific Railway Co., 6.500%, 05/15/2018	31,000	36,842
Capital One Financial Corp., 6.750%, 09/15/2017	500,000	567,764
Charles Schwab Corp. / The, 6.375%, 09/01/2017	220,000	264,287
Cigna Corp., 8.500%, 05/01/2019	125,000	163,791
Citigroup, Inc., 5.500%, 04/11/2013	600,000	617,759
Citigroup, Inc., 5.125%, 05/05/2014	200,000	205,647
CME Group, Inc., 5.750%, 02/15/2014	250,000	274,717
Comcast Corp., 6.500%, 01/15/2015	99,000	112,917
Compass Bank, 5.900%, 04/01/2026	200,000	190,772
Credit Suisse U.S.A., Inc., 5.125%, 08/15/2015	125,000	131,980
Credit Suisse New York, 5.300%, 08/13/2019	225,000	227,679
Deutsche Telekom International Finance BV, 5.875%, 08/20/2013	225,000	240,835
Deutsche Telekom International Finance BV, 5.750%, 03/23/2016	100,000	110,214
Devon Energy Corp., 5.625%, 01/15/2014	125,000	137,155
Discover Financial Services, Inc., 10.250%, 07/15/2019	275,000	333,323
Dow Chemical Co., 7.600%, 05/15/2014	96,000	109,100
Dow Chemical Co., 5.900%, 02/15/2015	100,000	110,473
Fannie Mae, 2.000%, 07/27/2016	650,000	655,430
FedEx Corp., 7.375%, 01/15/2014	275,000	311,508
Federal Farm Credit Bank, 2.040%, 07/27/2016	1,000,000	1,009,644
Fifth Third Bancorp., 0.402%, 05/17/2013 (b)	250,000	244,898
Fifth Third Bancorp., 3.625%, 01/25/2016	340,000	345,990
General Electric Capital Corp., 5.000%, 01/08/2016	275,000	297,129
Goldman Sachs Group, Inc., 4.750%, 07/15/2013	300,000	308,857
Goldman Sachs Group, Inc., 5.350%, 01/15/2016	300,000	310,710
Goldman Sachs Group, Inc., 5.375%, 03/15/2020	225,000	223,817
Hartford Financial Services, 5.375%, 03/15/2017	175,000	176,653
Hewlett-Packard Co., 4.500%, 03/01/2013	200,000	208,714
Hewlett-Packard Co., 3.000%, 09/15/2016	150,000	151,424
Home Depot, Inc., 5.400%, 03/01/2016	200,000	226,521
HSBC Finance Corp., 5.000%, 06/30/2015	600,000	619,059
Huntington National Bank, 5.375%, 02/28/2019	250,000	253,364
Husky Energy, Inc., 5.900%, 06/15/2014	125,000	137,227

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2011
	Principal	Fair
	Amount	Value
Corporate Bonds - 69.22% - continued
International Paper Co., 9.375%, 05/15/2019	$125,000	$153,009
Intuit Inc., 5.750%, 03/15/2017	250,000	281,311
Jefferies Group, Inc., 3.875%, 11/09/2015	200,000	195,930
Jefferies Group, Inc., 8.500%, 07/15/2019	265,000	295,154
JP Morgan Chase & Co., 5.375%, 10/01/2012	300,000	312,257
JP Morgan Chase & Co., 6.000%, 01/15/2018	275,000	306,653
Keycorp, 6.500%, 05/14/2013	400,000	426,831
Lazard Group, 6.850%, 06/15/2017	280,000	308,674
Lowe's Companies, Inc., 5.600%, 09/15/2012	250,000	261,438
Manulife Financial Corp., 3.400% 09/17/2015	450,000	458,285
Marriott International, Inc., 5.625%, 02/15/2013	150,000	155,965
Merrill Lynch & Co., 5.300%, 09/30/2015	250,000	235,988
Merrill Lynch & Co., 6.875%, 04/25/2018	500,000	500,831
Metlife, Inc., 6.817%, 08/15/2018	510,000	599,004
Morgan Stanley, 6.000%, 04/28/2015	350,000	348,622
Morgan Stanley, 5.375%, 10/15/2015	450,000	446,816
National City Corp., 4.900%, 01/15/2015	250,000	271,449
New York Life Insurance Co., 5.250%, 10/16/2012 (a)	450,000	471,197
Prudential Financial, Inc., 6.200%, 01/15/2015	250,000	274,609
Prudential Financial, Inc., 4.750%, 09/17/2015	200,000	208,972
Prudential Financial, Inc., 5.500%, 03/15/2016	310,000	334,977
Public Service Electric and Gas Co., 5.125%, 09/01/2012	175,000	181,281
Regions Financial Corp., 4.875%, 04/26/2013	100,000	98,500
Sempra Energy, 8.900%, 11/15/2013	150,000	171,188
Sempra Energy, 6.500%, 06/01/2016	250,000	292,805
Simon Property Group LP, 5.250%, 12/01/2016	300,000	327,171
Starbucks Corp., 6.250%, 08/15/2017	300,000	358,746
SunTrust Banks, Inc., 6.000%, 09/11/2017	400,000	442,471
Swiss Re Solutions Holding Corp., 7.000%, 02/15/2026	180,000	210,459
Telecom Italia Capital, 6.175%, 06/18/2014	140,000	139,408
Telefonica Emisiones SAU, 4.949%, 01/15/2015	350,000	345,566
Toyota Motor Credit Corp., 5.170%, 01/11/2012	225,000	227,290
Travelers Companies, Inc., 5.375%, 12/15/2017	275,000	317,901
Tyco International Finance S.A., 6.000%, 11/15/2013	105,000	115,013
Verizon Communications, Inc., 4.900%, 09/15/2015	110,000	123,494
Wachovia Corp., 5.700%, 08/01/2013	350,000	374,489
Wells Fargo & Co., 5.250%, 10/23/2012	300,000	312,820
Zions Bancorp., 7.750%, 09/23/2014	150,000	158,238

TOTAL CORPORATE BONDS (Cost $22,310,121)		23,257,981

Asset-Backed Securities - 0.06%
Capital Auto Receivables Asset Trust, 2007-2, 5.390%, 02/18/2014	19,175	19,250

TOTAL ASSET-BACKED SECURITIES (Cost $18,823)		19,250

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2011
	Principal	Fair
	Amount	Value
Mortgage-Backed Securities - 3.82%
Federal Home Loan Mortgage Corp., Pool # A57160, 5.500%, 02/01/2037	$176,747	$192,251
Federal National Mortgage Association, Pool # 832648, 5.000%, 09/01/2035	230,800	249,223
Federal National Mortgage Association, Pool # 832949, 5.000%, 09/01/2035	142,860	154,264
Federal National Mortgage Association, Pool # 745133, 5.500%, 11/01/2035	241,122	263,290
Federal National Mortgage Association, Pool # 845549, 5.500%, 01/01/2036	242,859	265,338
Federal National Mortgage Association, Pool # 878104, 5.500%, 04/01/2036	145,569	158,634

TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,156,240)		1,283,000

U.S. Government Securities - 20.96%
U.S. Treasury Note, 0.625%, 07/31/2012	660,000	662,631
U.S. Treasury Note, 3.875%, 10/31/2012	1,275,000	1,325,602
U.S. Treasury Note, 1.750%, 03/31/2014	600,000	620,578
U.S. Treasury Note, 2.250%, 03/31/2016	100,000	106,321
U.S. Treasury Note, 1.875%, 10/31/2017	950,000	985,848
U.S. Treasury Note, 3.625%, 08/15/2019	725,000	834,996
U.S. Treasury Note, 3.500%, 05/15/2020	1,355,000	1,551,998
U.S. Treasury Note, 3.625%, 02/15/2021	825,000	953,198

TOTAL U.S. GOVERNMENT SECURITIES (Cost $6,668,728)		7,041,172

		Fair
	Shares	Value
Preferred Stocks - 0.09%
Fannie Mae - Series S., 8.250%	16,000	$30,400

TOTAL PREFERRED STOCKS (Cost $400,000)		30,400

Common Stocks - 0.45%

Crude Petroleum & Natural Gas
Linn Energy, LLC	4,250	151,555

COMMON STOCKS (Cost $154,222)		151,555

Real Estate Investment Trusts - 1.06%
Apollo Commercial Real Estate Finance, Inc.	10,000	131,700
Chimera Investment Corp.	38,000	105,260
Starwood Property Trust, Inc.	7,000	120,120

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $446,972)		357,080

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2011
		Fair
	Shares	Value
Royalty Trusts - 0.72%
Hugoton Royalty Trust	5,500	$116,875
San Juan Basin Royalty Trust	5,500	126,335

TOTAL ROYALTY TRUSTS (Cost $250,109)		243,210

Closed End Funds - 1.86%
Ares Capital Corp.	12,000	165,240
Calamos Convertible Opportunities & Income Fund	12,500	141,875
Hercules Technology Growth Capital, Inc.	4,500	38,340
MCG Capital Corp.	12,000	47,520
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	4,000	57,880
NGP Capital Resources Co.	10,000	65,400
Pennantpark Investment Co.	12,000	107,040

TOTAL CLOSED END FUNDS (Cost $794,130)		623,295

Money Market Securities - 0.82%
Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	275,584	275,584

TOTAL MONEY MARKET SECURITIES (Cost $275,584)		275,584

TOTAL INVESTMENTS (Cost $32,429,929) - 99.06%		$33,282,527

Other assets less liabilities - 0.94%		316,741

TOTAL NET ASSETS - 100.00%		$33,599,268

(a) Private Placement and restricted security under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Variable rate securities; the coupon rate shown represents the rate at September 30, 2011.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2011.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Assets and Liabilities
September 30, 2011

	FCI Equity Fund	FCI Bond Fund
Assets
Investment in securities:
At cost	$12,863,657	$32,429,929
At value	$12,292,334	$33,282,527

Receivable for investments sold	344,913	-
Dividends receivable	4,870	21,768
Receivable due from Advisor (a)	1,109	-
Interest receivable	4	331,786
Prepaid expenses	6,303	6,709
Total assets	12,649,533	33,642,790

Liabilities
Payable for investments purchased	734,586	-
Payable to administrator, transfer agent, and fund accountant (a)	6,668	6,668
Payable from capital stock purchased	2,084	1,648
Payable to custodian (a)	1,200	2,400
Payable to trustees and officers	873	873
Payable to Advisor (a)	-	9,627
Other accrued expenses	16,928	22,306
Total liabilities	762,339	43,522

Net Assets	$11,887,194	$33,599,268

Net Assets consist of:
Paid in capital	$12,515,172	$32,584,470
Accumulated undistributed net investment income (loss)	64,759	13,327
Accumulated net realized gain (loss) from investment transactions	(121,414)	148,873
Net unrealized appreciation (depreciation) on investments	(571,323)	852,598

Net Assets	$11,887,194	$33,599,268

Shares outstanding (unlimited number of shares authorized)	1,283,522	3,222,020

Net Asset Value and offering price per share	$9.26	$10.43

Redemption price per share (b) (Net Asset Value * 99%)	$9.17	$10.33

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 1% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Operations
For The Fiscal Year Ended
September 30, 2011

	FCI	FCI
	Equity Fund	Bond Fund
Investment Income
Dividend income (net of foreign withholding tax of $922, Equity Fund)	$226,149	$138,027
Interest income (net of foreign withholding tax of $1,175, Bond Fund)	166	1,307,478
Total Income	226,315	1,445,505

Expenses
Investment advisor fee (a)	83,202	138,636
Administration expenses (a)	30,370	30,371
Transfer agent expenses (a)	27,233	27,313
Fund accounting expenses (a)	20,000	20,000
Legal expenses	13,280	13,865
Audit expenses	12,807	15,306
Trustee expenses	8,849	8,852
Custodian expenses (a)	8,228	15,310
CCO expenses	7,796	7,796
Registration expenses	7,725	7,318
Insurance expenses	2,975	3,182
Pricing expenses	2,744	11,512
Report printing expenses	1,055	1,180
Miscellaneous expenses	994	1,436
24f-2 expenses	-	310
Total Expenses	227,258	302,387
Reimbursed expenses and waived fees (a)	(88,592)	(25,101)
Net operating expenses	138,666	277,286
Net investment income	87,649	1,168,219

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	1,710,664	194,861
Change in unrealized appreciation (depreciation)
on investment securities	(1,527,659)	(864,534)
Net realized and unrealized gain (loss) on investment securities	183,005	(669,673)
Net increase (decrease) in net assets resulting from operations	$270,654	$498,546

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Equity Fund
	Year ended	Year ended
	September 30, 2011	September 30, 2010
Operations
Net investment income	$87,649	$79,755
Net realized gain (loss) on investment securities	1,710,664	871,129
Change in unrealized appreciation (depreciation)
on investment securities	(1,527,659)	(191,380)
Net increase (decrease) in net assets resulting from operations	270,654	759,504

Distributions
From net investment income	(75,399)	(81,143)
Total distributions	(75,399)	(81,143)

Capital Share Transactions
Proceeds from shares sold	3,688,172	3,244,145
Reinvestment of distributions	20,694	24,558
Amount paid for shares redeemed	(4,804,663)	(3,945,436)
Net increase (decrease) in net assets resulting
from share transactions	(1,095,797)	(676,733)

Total Increase (Decrease) in Net Assets	(900,542)	1,628

Net Assets
Beginning of period	12,787,736	12,786,108

End of period	$11,887,194	$12,787,736

Accumulated undistributed net investment income
included in net assets at end of period	$64,759	$54,705

Capital Share Transactions
Shares sold	359,456	371,214
Shares issued in reinvestment of distributions	2,065	2,723
Shares redeemed	(476,410)	(443,706)

Net increase (decrease) from capital share transactions	(114,889)	(69,769)

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Bond Fund
	Year ended	Year ended
	September 30, 2011	September 30, 2010
Operations
Net investment income	$1,168,219	$1,182,652
Net realized gain (loss) on investment securities	194,861	645,850
Change in unrealized appreciation (depreciation)
on investment securities	(864,534)	548,039
Net increase (decrease) in net assets resulting from operations	498,546	2,376,541

Distributions
From net investment income	(1,178,327)	(1,164,633)
From net realized gain	(678,349)	(61,663)
Total distributions	(1,856,676)	(1,226,296)

Capital Share Transactions
Proceeds from shares sold	8,249,179	15,684,338
Reinvestment of distributions	156,507	144,874
Amount paid for shares redeemed	(8,593,033)	(9,820,981)
Net increase (decrease) in net assets resulting
from share transactions	(187,347)	6,008,231

Total Increase in Net Assets	(1,545,477)	7,158,476

Net Assets
Beginning of period	35,144,745	27,986,269

End of period	$33,599,268	$35,144,745

Accumulated undistributed net investment income
included in net assets at end of period	$13,327	$19,907

Capital Share Transactions
Shares sold	781,256	1,472,355
Shares issued in reinvestment of distributions	15,007	13,725
Shares redeemed	(810,097)	(923,941)

Net increase (decrease) from capital share transactions	(13,834)	562,139

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout each period)

	FCI Equity Fund

	Year ended	Year ended	Year ended		Year ended		Year ended
	September 30, 2011	September 30, 2010	September 30, 2009		September 30, 2008		September 30, 2007

Selected Per Share Data:
Net asset value, beginning of period	$9.14	$8.71	$9.80		$12.76		$10.65

Income (loss) from investment operations:
Net investment income	0.06	0.06	0.05		0.05		0.08
Net realized and unrealized gains (losses)	0.11	0.43	(1.09)		(2.21)		2.11
Total income from investment operations	0.17	0.49	(1.04)		(2.16)		2.19

Less distributions:
From net investment income	(0.05)	(0.06)	(0.05)		(0.06)		-
From net realized gain	-	-	-		(0.74)		(0.08)
Total distributions	(0.05)	(0.06)	(0.05)		(0.80)		(0.08)

Paid in capital from redemption fees	-	-	-	(a)	-	(a)	-	(a)

Net asset value, end of period	$9.26	$9.14	$8.71		$9.80		$12.76

Total Return (b)	1.86%	5.62%	-10.47%		-18.02%		20.65%

Ratios and Supplemental Data:
Net assets, end of period (000)	$11,887	$12,788	$12,786		$10,168		$10,434

Ratio of expenses to average net assets	1.00%	1.00%	1.00%		1.00%		1.00%
Ratio of expenses to average net assets
before reimbursement	1.64%	1.84%	1.95%		1.88%		1.91%
Ratio of net investment income to
average net assets	0.63%	0.65%	0.80%		0.52%		0.79%
Ratio of net investment loss to
average net assets before reimbursement	(0.01)%	(0.19)%	(0.15)%		(0.36)%		(0.12)%
Portfolio turnover rate	132.16%	206.29%	230.75%		197.30%		131.65%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout each period)

	FCI Bond Fund

	Year ended	Year ended		Year ended		Year ended		Year ended
	September 30, 2011	September 30, 2010		September 30, 2009		September 30, 2008		September 30, 2007

Selected Per Share Data:
Net asset value, beginning of period	$10.86	$10.47		$9.64		$10.03		$9.98

Income (loss) from investment operations:
Net investment income	0.36	0.43		0.38		0.42		0.40
Net realized and unrealized gains (losses)	(0.22)	0.40		0.87		(0.37)		0.05
Total income from investment operations	0.14	0.83		1.25		0.05		0.45

Less distributions:
From net investment income	(0.36)	(0.42)		(0.38)		(0.44)		(0.40)
From net realized gain	(0.21)	(0.02)		(0.04)		-		-
Total distributions	(0.57)	(0.44)		(0.42)		(0.44)		(0.40)

Paid in capital from redemption fees	-	-	(a)	-	(a)	-	(a)	-	(a)

Net asset value, end of period	$10.43	$10.86		$10.47		$9.64		$10.03

Total Return (b)	1.45%	8.12%		13.16%		0.37%		4.58%

Ratios and Supplemental Data:
Net assets, end of period (000)	$33,599	$35,145		$27,986		$16,116		$15,405

Ratio of expenses to average net assets	0.80%	0.80%		0.80%		0.80%		0.80%
Ratio of expenses to average net assets
before reimbursement	0.87%	0.96%		1.06%		1.21%		1.31%
Ratio of net investment income to
average net assets	3.37%	3.97%		3.92%		4.15%		4.28%
Ratio of net investment income to
average net assets before reimbursement	3.30%	3.81%		3.66%		3.74%		3.77%
Portfolio turnover rate	54.86%	63.02%		61.35%		25.99%		34.10%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Notes to the Financial Statements
September 30, 2011

NOTE 1. ORGANIZATION

The FCI Equity Fund (“Equity Fund”) and the FCI Bond Fund (“Bond Fund”) (collectively, the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on June 13, 2005.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees.  The Equity Fund commenced operations on October 5, 2005 and the Bond Fund commenced operations on October 4, 2005. The investment advisor to the Funds is Financial Counselors, Inc. (the “Advisor”).  The Equity Fund seeks to provide long-term capital appreciation. The Bond Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Equity Fund and a quarterly basis for the Bond Fund.    Each Fund intends to distribute  its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.  There were no material reclassifications for the year ended September 30, 2011 for either Fund.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the level input that is most significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, closed-end funds, royalty trusts, and preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, asset-backed securities, U.S. government securities and mortgage-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used at September 30, 2011 in valuing the Equity Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$11,375,971	$-	$-	$11,375,971

Money Market Securities	916,363	-	-	916,363

Total	$12,292,334	$-	$-	$12,292,334

* Refer to Schedule of Investments for industry classifications.

The following is a summary of the inputs used at September 30, 2011 in valuing the Bond Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Corporate Bonds	$-	23,257,981	-	$23,257,981

Asset-Backed Securities	-	19,250	-	19,250

Mortgage-Backed Securities	-	1,283,000	-	1,283,000

U.S. Government Securities	-	7,041,172	-	7,041,172

Preferred Stocks	30,400	-	-	30,400

Common Stocks	151,555	-	-	151,555

Real Estate Investment Trusts	357,080	-	-	357,080

Royalty Trusts	243,210	-	-	243,210

Closed End Funds	623,295	-	-	623,295

Money Market Securities	275,584	-	-	275,584

Total	$1,681,124	$31,601,403	$-	$33,282,527

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period. The Funds had no transfers between Levels at anytime during the reporting period. The amounts of the transfers in/out are reflected at securities’ fair value on the date of transfer.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreements, (each, an “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board. As compensation for its management services, the Funds are obligated respectively to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of the Equity Fund’s average daily net assets and 0.40% of the Bond Fund’s average daily net assets.  For the fiscal year ended September 30, 2011, the Advisor earned fees of $83,202 from the Equity Fund and $138,636 from the Bond Fund before waiving a portion of those fees, as described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Funds) do not exceed 1.00% of the Equity Fund’s average daily net assets and 0.80% of the Bond Fund’s average daily net assets through January 31, 2012.

For the fiscal year ended September 30, 2011, the Advisor waived fees and reimbursed expenses of $88,592 for the Equity Fund and $25,101 for the Bond Fund. At September 30, 2011, the Advisor owed $1,109, to the Equity Fund and was owed $9,627 by the Bond Fund.  Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding its expense limitation described above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2011, were as follows:

		Subject to Repayment
Fund	Amount	Until September 30,

Equity	$95,506	2012
	103,957	2013
	88,592	2014

Bond	$58,104	2012
	48,091	2013
	25,101	2014

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2011, HASI earned fees of $30,370 for administrative services provided to the Equity Fund and $30,371 for the Bond Fund, respectively. At September 30, 2011, HASI was owed $2,542 from each of the Funds, for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended September 30, 2011, the Custodian earned fees of $8,228 and $15,310 from the Equity Fund and the Bond Fund, respectively, for custody services provided to the Funds. At September 30, 2011, the Custodian was owed $1,200 by the Equity Fund and $2,400 by the Bond Fund for custody services.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2011, HASI earned fees of $15,009 for transfer agent services and $12,224 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services for the Equity Fund. For the fiscal year September 30, 2011, HASI earned fees of $15,010 for transfer agent services and $12,303 in reimbursement for out-of-pocket expenses in providing transfer agent services for the Bond Fund. At September 30, 2011, the Equity Fund owed HASI $1,251 for transfer agent services and $1,208 for reimbursement of out-of-pocket expenses. At September 30, 2011, the Bond Fund owed HASI $1,251 for transfer agent services and $1,208 for reimbursement of out-of-pocket expenses.  For the fiscal year ended September 30, 2011, HASI earned fees of $20,000 from each Fund, respectively, for fund accounting services.  At September 30, 2011, HASI was owed $1,667 from each Fund, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made by the Funds to the Distributor during the fiscal year ended September 30, 2011, The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the fiscal year ended September 30, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Equity Fund	Bond Fund
U.S. Government Obligations	$-	$9,518,795
Other	17,431,051	9,028,119
Sales
U.S. Government Obligations	$-	$8,966,627
Other	18,579,134	8,944,890

As of September 30, 2011, the net unrealized depreciation of investments for tax purposes was as follows:

	Equity Fund	Bond Fund
Gross Appreciation	$569,060	$1,625,564
Gross (Depreciation)	(1,142,623)	(760,270)
Net Appreciation (Depreciation) on Investments	$(573,563)	$865,294

At September 30, 2011, the aggregate cost of securities for federal income tax purposes was $12,865,897 for the Equity Fund and $32,417,233 for the Bond Fund.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2011

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940.  At September 30, 2011, Midwest Trust Company, an affiliate of the Advisor, for the benefit of its customers, owned 91.71% of the Equity Fund and 67.34% of the Bond Fund. As a result, Midwest Trust Company may be deemed to control each Fund. Additionally, IITC & Co. had an ownership interest of 31.27% of the Bond Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund:

On December 15, 2010, the Equity Fund paid an income distribution of $0.0539 per share to shareholders of record on December 14, 2010.

The tax characterization of distributions for the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	2011	2010
Distributions paid from
Ordinary Income	$75,399	$81,143

Bond Fund:

For the fiscal year ended September 30, 2011, the Bond Fund paid quarterly income distributions totaling $0.3634 per share to shareholders.

On December 15, 2010, the Bond Fund paid a short-term capital gain distribution of $0.0806 per share and a long-term capital gain distribution of $0.1326 per share to shareholders on December 14, 2010.

The tax characterization of distributions for the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	2011	2010
Distributions paid from
Ordinary Income	$1,434,776	$1,169,474
Long-term Capital Gain	421,900	56,822
	$1,856,676	$1,226,296

FCI Funds
Notes to the Financial Statements - continued
September 30, 2011

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Equity	Bond

Undistributed ordinary income	$64,759	$54,247
Undistributed long-term capital gain (loss)	-	95,257
Capital loss carryforward	(119,174)	-
Net Unrealized appreciation (depreciation)	(573,563)	865,294
	$(627,978)	$1,014,798
*Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2011, the difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other differences relating to the tax treatment of underlying securities. The Equity Fund deferred wash sales in the amount of $2,240. The Bond Fund deferred wash sales in the amount of $631.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At September 30, 2011, the Equity Fund had available for federal tax purposes unused capital loss carryforwards of $119,174 which are available to offset future realized gains.  To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

	Amount	Expires September 30,

Equity Fund	$119,174	2018

 NOTE 10. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Bond Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor. The Bond Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2011

NOTE 10. RESTRICTED SECURITIES – continued

At September 30, 2011, the fair value of such securities amounted to $471,197 and 1.40% of the net assets of the Bond Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value

New York Life Insurance Co., 5.250%, 10/16/2012	4/16/2009	$450,000	$451,798	$471,197
 NOTE 11. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Funds’ fiscal year ending September 30, 2011.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

NOTE 12.  NAME CHANGE

On November 7, 2011, the Equity Fund has modified its investment strategy of long term capital appreciation and adopted a new investment strategy of income and long term capital appreciation. All portfolio transactions to accompany the policy change occurred on November 7, 2011. The result was a name change from the FCI Equity Fund to the FCI Value Equity Fund.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of the Investment Committee for the Diana Davis Spencer Foundation since October 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *    The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** As of the date of this SAI, the Trust currently consists of 26 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of September 30, 2011. The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-627-8504 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewals (Unaudited)

The Trustees considered whether to renew the Management Agreement between the Trust and Financial Counselors, Inc. (the “Adviser”). on behalf of the FCI Bond Fund (the “Bond Fund”), and the FCI Equity Fund (the “Equity Fund”) (collectively, the “Funds”). The Trustees recalled that the Advisory Contract Renewal Committee (as used in this section, the "Committee") had convened on May 10, 2011 via teleconference to consider the renewal of these management agreements and to conduct interviews of the Adviser’s executive officers, portfolio managers and compliance personnel. The Trustees confirmed that the Committee had received and they had reviewed the following materials provided by the Adviser, the Administrator and the CCO prior to their meeting: (i) executed copies of each Fund’s management agreement and any expense cap side letter, as applicable; (ii) the Administrator’s letter to the Adviser requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act and the Adviser’s response thereto; (iii) a memorandum from the Trust’s CCO summarizing the Adviser’s compliance program, including its code of ethics and proxy voting policy; (iv) the Adviser’s most current Form ADV Parts 1 and 2A and accompanying schedules; (v) current financial statements, tax returns and/or a separate profitability analysis provided by the Adviser; (vi) performance reports provided by the Administrator describing each Fund’s returns for certain periods ended February 28, 2011, and comparisons to its benchmark(s) and peer group for the same periods; and (vii) the Administrator’s memorandum analyzing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group. The Trustees confirmed that after reviewing and discussing the 15(c) materials, the Committee had interviewed representatives of the Adviser, typically senior executives, portfolio managers and compliance personnel. The Chairman of the Audit Committee noted that he and the Chairman of the Board had led the Committee’s interview of the Adviser and had asked the questions from the Committee’s standard 15(c) Adviser checklist, including but not limited to a request for the Adviser’s current market outlook, a description of any changes in the Adviser’s investment strategy, personnel or operations, and an attribution analysis of the Funds’ performance compared to its benchmark(s) and peer group for the prior year.

The Committee members then reviewed with the full Board the factors they considered in unanimously determining to recommend that the Board approve the renewal of each management agreement. After the review the Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant. They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements. The Trustees next reviewed the management agreement and considered the following factors prior to making their determinations:

(i)      The Nature, Extent and Quality of Services – The Board noted that the Adviser manages over $4 billion in assets. The Board reviewed the responses from the Adviser as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the levels of the Funds’ assets, and whether the resources are sufficient to achieve performance, compliance and other needs. The Board determined the Adviser’s resources appear adequate and specifically noted the Adviser’s report that seven of its employees worked with the Funds on a daily basis. The Board also noted the Adviser provides the support of various administrative and professional staff, including two portfolio managers for each Fund, a trader for each Fund, and the Adviser’s chief compliance officer. The Board noted that the Adviser was not proposing any changes to the level of services provided to the Funds.

The Board noted various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Funds’ investment policies and restrictions were consistently complied with during the last year. The Board noted that the Trust’s CCO had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws by the Funds. The Trustees noted that they had sought and received assurances from the Adviser that trades were being allocated fairly among the Funds and the Adviser’s separately managed accounts that share a similar strategy to the Funds, given the potential for conflicts of interest in managing the Funds and other accounts side-by-side. The Board discussed the Adviser’s report that that the Equity Fund’s performance was very consistent with the performance of the Adviser’s FCI Core Equity and that the Bond Fund’s performance was consistent with that of the Adviser’s Intermediate Fixed Income Composite.

(ii)      Performance – The Board discussed each Fund’s performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance. They noted that the Administrator reported that although the Bond Fund was underperforming its peer group average by 24 basis points for the past year, it had positive performance for the one-, three- and five-year periods and had performance on par with its peer group average for the three- and five-year periods ended February 28, 2011. They also noted that the Bond Fund had outperformed its benchmark for the one-, three-, and five-year periods. The Committee noted that although the Administrator reported that the Equity Fund underperformed its benchmark and peer group average for each of the one-, three-, and five-year periods ended February 28, 2011, it had positive returns for those periods and only trailed its peer group average by 20 basis points for the five-year period.

(iii)      Fee Rates and Profitability – The Board recalled that the Adviser had agreed to continue capping certain operating expenses of the Bond Fund at 0.80% and of the Equity Fund at 1.00%, each through January 31, 2013. They noted that, in addition to the advisory fees of each Fund being lower than the Fund’s respective peer group’s average, each Fund’s expense ratio (before waiver and reimbursement) was lower than its peer group’s average.

The Board noted that certain subadvisory and separately managed accounts paid a lower advisory fee than the Fund. They noted that the Adviser had reported that its responsibilities with respect to the Funds were more extensive than those with respect to its subadvisory relationships and that the subadvisory relationships were less labor-intensive than the Funds, and in some cases, used a model portfolio. They noted that the Funds were not profitable to the Adviser after fee waivers, reimbursements and salaries, overhead and other expenses incurred by the Adviser in managing the Funds. They noted that during the Funds’ prior fiscal year, the Adviser had waived all of its advisory fee plus reimbursed expenses of the Equity Fund, and had also waived a substantial portion of its advisory fees with respect to the Bond Fund. They also noted that the Adviser waived its portion of advisory fees due from separately managed clients invested in the Funds.

Finally, the Trustees noted the Adviser reported that, although it receives research from brokers executing Fund transactions, it had not entered into any formal soft dollar arrangements and did not receive any soft dollar credits with respect to the Funds.

(iv)     Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. They noted the Funds’ assets had increased slightly over the past year, and the Adviser’s report that it was exploring options for growth, such as expansion of distribution through community bank trust departments. The Trustees concluded that it did not appear the Adviser has begun to realize any significant economies of scale from managing the Funds.

After reviewing all of the foregoing, the Board determined that each FCI Fund’s advisory fees were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to approve each Management Agreement with the Adviser.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Financial Counselors, Inc.
442 West 47th Street
Kansas City, MO  64112

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)         Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The FCI Funds:
FY 2011 FY 2010	$22,500 $22,500

The Appleseed Fund:
FY 2011 FY 2010	$13,000 $12,500

The Iron Fund:
FY 2011 FY 2010	$15,500 $15,500

(b)	Audit-Related Fees
Registrant

The FCI Funds:
FY 2011 FY 2010	$0 $0

The Appleseed Fund:
FY 2011 FY 2010	$0 $0

The Iron Fund:
FY 2011 FY 2010	$0 $0

(c)	Tax Fees
Registrant

The FCI Funds:
FY 2011 FY 2010	$5,000 $5,000

The Appleseed Fund:
FY 2011 FY 2010	$2,500 $2,500

The Iron Fund:
FY 2011 FY 2010	$3,000 $3,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

The FCI Funds:
FY 2011 FY 2010	$600 $0

The Appleseed Fund:
FY 2011 FY 2010	$300 $0

The Iron Fund:
FY 2011 FY 2010	$300 $0

Nature of the fees:	Fund Accounting system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                              0%
Tax Fees:                                                                0%
All Other Fees:                                                      0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of November 29, 2011 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                      Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Unified Series Trust

By  /s/ Brian L. Blomquist
      Brian L. Blomquist, President

Date           11/29/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ Brian L. Blomquist
        Brian L. Blomquist, President

Date           11/29/2011

By   /s/ Robert W. Silva
       Robert W. Silva, Treasurer

Date           11/29/2011